EXHIBIT 10.1

                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement, dated as of August 1, 2007 (this "Agreement"), is entered into between Merrill Lynch Mortgage Lending, Inc. (the "Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily, commercial and manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Schedule II. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2007 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, KeyCorp Real Estate Capital Markets, Inc. as master servicer no. 1 (in such capacity, "Master Servicer No. 1" and, also a "Master Servicer"), Wells Fargo Bank, National Association as master servicer no. 2 ("Master Servicer No. 2" and, also a "Master Servicer"), Midland Loan Services, Inc. as special servicer (in such capacity, the "Special Servicer") and LaSalle Bank National Association as trustee (in such capacity, the "Trustee") and custodian (in such capacity, the "Custodian"). Capitalized terms used but not defined herein (including the schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

            The Purchaser has entered into an Underwriting Agreement, dated as of August 17, 2007 (the "Underwriting Agreement"), with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") for itself and as representative of Countrywide Securities Corporation ("Countrywide Securities"), KeyBanc Capital Markets Inc. ("KBCM"), Banc of America Securities LLC ("Banc of America Securities"), Bear, Stearns & Co. Inc. ("BSCI", Merrill Lynch, Countrywide Securities, KBCM, Banc of America Securities and BSCI, collectively, in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended. The Purchaser has also entered into a Certificate Purchase Agreement, dated as of August 17, 2007 (the "Certificate Purchase Agreement"), with Merrill Lynch for itself and as representative of Countrywide Securities and KBCM (collectively, in such capacity, the "Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $874,784,080 (the "MLML Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The MLML Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off Date (after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-off Date Pool Balance") of $2,435,364,704 (subject to a variance of plus or minus 5%).

            The purchase and sale of the Mortgage Loans shall take place on August 28, 2007 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Purchase Consideration") for the Mortgage Loans shall be equal to (i) 98.47608631698830% of the MLML Mortgage Loan Balance as of the Cut-off Date, plus (ii) $4,126,901, which amount represents the amount of interest accrued on the MLML Mortgage Loan Balance, as agreed to by the Seller and the Purchaser. The Purchase Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to the Seller's receipt of the Purchase Consideration and the satisfaction or waiver of the conditions to closing set forth in Section 5 of this Agreement (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Purchase Consideration), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, sub-servicing agreements permitted thereunder and the Servicing Rights Purchase Agreement (as defined in Section 6(a)(iii) hereof)), together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

            (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

            (c) The Seller hereby represents and warrants that it has or will have, on behalf of the Purchaser, delivered to the Custodian (i) on or before the Closing Date, the documents and instruments specified below with respect to each Mortgage Loan that are Specially Designated Mortgage Loan Documents and
(ii) on or before the date that is 30 days after the Closing Date, the remaining documents and instruments specified below that are not Specially Designated Mortgage Loan Documents with respect to each Mortgage Loan (the documents and instruments specified below and referred to in clauses (i) and (ii) preceding, collectively, a "Mortgage File"). All Mortgage Files so delivered will be held by the Custodian in escrow for the benefit of the Seller at all times prior to the Closing Date. The Mortgage File with respect to each Mortgage Loan that is a Serviced Trust Mortgage Loan shall contain the following documents:

            (i) (A) the original executed Mortgage Note for the subject Mortgage Loan, including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-8, Commercial Mortgage Pass-Through Certificates, Series 2007-8, or in blank, and (B) in the case of a Loan Combination, a copy of the executed Mortgage Note for each related Non-Trust Loan;

            (ii) an original or copy of the Mortgage, together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iv) an original executed assignment, in recordable form (except for completion of the assignee's name and address (if the assignment is delivered in blank) and any missing recording information or a certified copy of that assignment as sent for recording), of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage) and (c) any other recorded document relating to the subject Mortgage Loan otherwise included in the Mortgage File, in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-8, Commercial Mortgage Pass-Through Certificates, Series 2007-8 (or, in the case of a Loan Combination, in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-8, Commercial Mortgage Pass-Through Certificates, Series 2007-8, and in its capacity as lead lender on behalf of the holder(s) of the related Non-Trust Loan(s)), or in blank;

            (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause
      (iv) above) in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-8, Commercial Mortgage Pass-Through Certificates, Series 2007-8 (or, in the case of a Loan Combination, in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-8, Commercial Mortgage Pass-Through Certificates, Series 2007-8, and in its capacity as lead lender on behalf of the holder(s) of the related Non-Trust Loan(s)), or in blank;

            (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed;

            (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

            (viii) any filed copies or other evidence of filing of any prior UCC Financing Statements in favor of the originator of the subject Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, a UCC Financing Statement assignment, in form suitable for filing in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-8, Commercial Mortgage Pass-Through Certificates, Series 2007-8, as assignee (or, in the case of a Loan Combination, in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-8, Commercial Mortgage Pass-Through Certificates, Series 2007-8, and in its capacity as lead lender on behalf of the holder(s) of the related Non-Trust Loan(s)), or in blank;

            (ix) an original or a copy of any Ground Lease, guaranty or ground lessor estoppel;

            (x) an original or a copy of an intercreditor agreement relating to permitted debt of the Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

            (xi) an original or a copy of any loan agreement, any escrow or reserve agreement, any security agreement, any management agreement, any agreed upon procedures letter, any lockbox or cash management agreements, any environmental reports or any letter of credit (which letter of credit shall not be delivered in original form to the Trustee but rather to the applicable Master Servicer), in each case relating to the subject Mortgage Loan;

            (xii) with respect to a Mortgage Loan secured by a hospitality property, a signed copy of any franchise agreement and/or franchisor comfort letter; and

            (xiii) if such Trust Mortgage Loan is part of a Loan Combination, an original or a copy of the related Loan Combination Intercreditor Agreement.

      The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

            (d) The Seller shall retain an Independent third party (the "Recording/Filing Agent") that shall, as to each Mortgage Loan, promptly (and in any event within 180 days following the later of the Closing Date and the delivery of each Mortgage, Assignment of Leases, recordable document and UCC Financing Statement to the Custodian) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, each assignment of Mortgage, assignment of Assignment of Leases and any other recordable documents relating to each such Mortgage Loan in favor of the Trustee that is referred to in clause (iv) of the definition of "Mortgage File" and each UCC Financing Statement assignment in favor of the Trustee that is referred to in clause (viii) of the definition of "Mortgage File." Each such assignment and UCC Financing Statement assignment shall reflect that the recorded original should be returned by the public recording office to the Custodian following recording, and each such assignment and UCC Financing Statement assignment shall reflect that the file copy thereof should be returned to the Custodian following filing; provided, that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Custodian (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

            The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Custodian in connection with any such recording, filing or delivery performed by the Custodian at the Seller's request and the fees of the Recording/Filing Agent.

            (e) All such other relevant documents and records that (a) relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loans by the applicable Master Servicer (which, for purposes of this Agreement, shall be KeyCorp Real Estate Capital Markets, Inc. with respect to all of the Mortgage Loans) in connection with its duties under the Pooling and Servicing Agreement, and (c) are in the possession or under the control of the Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the Mortgage Loans, shall be delivered or caused to be delivered by the Seller to the applicable Master Servicer (or, at the direction of the applicable Master Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, legal or other due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

            The Seller agrees to use reasonable efforts to deliver to the Custodian, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Custodian or any other person because the delivery of the mortgage loan checklist is being provided to the Custodian solely for its administrative convenience.

            (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Seller has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, all requisite action by the Seller's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Purchaser) this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's certificate of incorporation or bylaws,
      (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

            (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

            (v) The Seller is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

            (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

            (vii) None of the sale of the Mortgage Loans by the Seller, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this Agreement or materially impair the ability of the Purchaser to realize on the Mortgage Loans.

            (viii) There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the validity of this Agreement or the performance by the Seller of its obligations under this Agreement.

            (ix) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

            (x) The prospectus supplement dated August 17, 2007 (the "Prospectus Supplement"), which supplements the base prospectus dated May 10, 2007 (the "Prospectus"), contains all the information that is required to be provided in respect of the Seller (that arise from its role as "sponsor" (within the meaning of Regulation AB)), the Mortgage Loans, the related Mortgagors and the related Mortgaged Properties pursuant to Regulation AB. For purpose of this Agreement, "Regulation AB" shall mean Subpart 229.1100
      - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506-1,631 (Jan. 7,
      2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            (b) The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date (unless a different date is specified therein), with respect to (and solely with respect
to) each Mortgage Loan, subject, however, to the exceptions set forth on Annex A to Schedule I of this Agreement.

            (c) If the Seller discovers or receives written notice of a Document Defect or a Breach relating to a Mortgage Loan pursuant to Section 2.03(a) of the Pooling and Servicing Agreement, then the Seller shall, not later than 90 days from such discovery or receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach, provided the Seller receives such notice in a timely manner), if such Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions due solely to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan (which, for the purposes of this clause (i), shall include an REO Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) not later than the end of such 90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan (which, for purposes of this clause (ii), shall include an REO Loan) not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the applicable Master Servicer for deposit into its Collection Account any Substitution Shortfall Amount in connection therewith; provided, however, that, unless the Document Defect or Breach would cause the Mortgage Loan not to be a Qualified Mortgage, if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan (which, for purposes of such repurchase or substitution, shall include an REO Loan)); and provided, further, that with respect to such additional 90-day period, the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason(s) such Document Defect or Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that no Document Defect (other than with respect to the Specially Designated Mortgage Loan Documents) shall be considered to materially and adversely affect the interests of the Certificateholders or the value of the related Mortgage Loan unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any Mortgagor or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate servicing obligations.

            A Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) as to a Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans (each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan Group"), which Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Loan Group (without regard to this paragraph) and is not cured as provided for above, shall be deemed to constitute a Document Defect or Breach, as the case may be, as to each other Crossed Loan in the subject Crossed Loan Group for purposes of this paragraph and the Seller shall be required to repurchase or substitute all such Crossed Loans unless (1) the weighted average debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such repurchase or substitution is not less than the weighted average debt service coverage ratio for all such Crossed Loans, including the affected Crossed Loan, for the four calendar quarters immediately preceding such repurchase or substitution, and (2) the weighted average loan to-value ratio for the remaining Crossed Loans determined at the time of repurchase or substitution based upon an appraisal obtained by the Special Servicer at the expense of the Seller shall not be greater than the weighted average loan-to-value ratio for all such Crossed Loans, including the affected Crossed Loan determined at the time of repurchase or substitution based upon an appraisal obtained by the Special Servicer at the expense of the Seller; provided, that if such debt service coverage and loan-to-value criteria are satisfied, any other Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or Breach), shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or Breach) is held in the Trust Fund; and provided, further, that the repurchase or replacement of less than all such Crossed Loans and the release of any Crossed Loan from a cross-collateralization and cross-default provision shall be further subject to
(i) the delivery by the Seller to the Trustee, at the expense of the Seller, of an Opinion of Counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions and (ii) the consent of the Controlling Class Representative (if one is then acting), which consent shall not be unreasonably withheld or delayed. In the event that one or more of such other Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document Defect or Breach exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Loan Group. All documentation relating to the termination of the cross-collateralization provisions of a Crossed Loan being repurchased shall be prepared at the expense of the Seller and, where required, with the consent of the related Mortgagor. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach known to the Seller, the Seller shall provide, once every ninety days, the officer's certificate to the Trustee described above as to the reason(s) such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this Section 3(c), if such Document Defect or Breach shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the Certificates therein (subject to the second and third provisos in the sole sentence of the preceding paragraph), the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document Defect or Breach to be cured or repurchase or substitute for the affected Mortgage Loan (for the avoidance of doubt, the foregoing two-year period shall not be deemed to be a time limitation on Seller's right to cure a Document Defect or Breach as set forth in this
Section 3). The delivery of a commitment to issue a policy of lender's title insurance as described in representation 8 set forth on Schedule I hereto in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Custodian not later than the 180th day following the Closing Date.

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in this
Section 3(c) while the Trustee continues to hold any other Crossed Loans in such Crossed Loan Group, the Seller and the Purchaser shall not enforce any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loan(s), so long as such exercise does not materially impair the ability of the other party to exercise its remedies against the Primary Collateral securing the Crossed Loan(s) held thereby.

            If the exercise by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other mutually agreed upon accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or, if the related Mortgage Loan documents do not so provide, then on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan is modified to terminate the related cross-collateralization and/or cross-default provisions, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event.

            For purposes hereof, "Primary Collateral" shall mean the Mortgaged Property directly securing a Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization provisions of such Mortgage Loans.

            Notwithstanding any of the foregoing provisions of this Section 3(c), if there is a Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or substitute the Mortgage Loan if (i) the affected Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged Property(ies) are, in fact, released), and to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the Special Servicer, the Trustee, the Custodian or the Trust Fund in connection with such release, (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions and (iii) each Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, downgraded or withdrawn.

            The foregoing provisions of this Section 3(c) notwithstanding, the Purchaser's sole remedy (subject to the last sentence of this paragraph) for a breach of representation 30 set forth on Schedule I hereto shall be the cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses (without regard to whether such costs and expenses are material or not) specified in such representation that have not, at the time of such cure, been received by the applicable Master Servicer or the Special Servicer from the related Mortgagor and not a repurchase or substitution of the related Mortgage Loan. Following the Seller's remittance of funds in payment of such costs and expenses, the Seller shall be deemed to have cured the breach of representation 30 in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the cure payment made by the Seller shall be returned to the Seller. Notwithstanding the prior provisions of this paragraph, the Seller, acting in its sole discretion, may effect a repurchase or substitution (in accordance with the provisions of this Section 3(c) setting forth the manner in which a Mortgage Loan may be repurchased or substituted) of a Mortgage Loan, as to which representation 30 set forth on Schedule I has been breached, in lieu of paying the costs and expenses that were the subject of the breach of representation 30 set forth on Schedule I.

            (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) or Substitution Shortfall Amount(s), as applicable, in the applicable Master Servicer's Collection Account, and, if applicable, the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the applicable Master Servicer, respectively, (i) the Trustee shall be required to execute and deliver such endorsements and assignments as are provided to it by the applicable Master Servicer or the Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the applicable Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the applicable Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loan(s).

            At the time a substitution is made, the Seller shall deliver the related Mortgage File to the Custodian and certify that the substitute Mortgage Loan is a Qualified Substitute Mortgage Loan.

            No substitution of a Qualified Substitute Mortgage Loan or Qualified Substitute Mortgage Loans may be made in any calendar month after the Determination Date for such month. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan after the related date of substitution shall be part of REMIC I, as applicable. No substitution of a Qualified Substitute Mortgage Loan for a deleted Mortgage Loan shall be permitted under this Agreement if, after such substitution, the aggregate of the Stated Principal Balances of all Qualified Substitute Mortgage Loans which have been substituted for deleted Mortgage Loans exceeds 10% of the aggregate Cut-off Date Balance of all the Mortgage Loans and the Other Mortgage Loans. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund or REMIC I.

            (e) This Section 3 provides the sole remedies available to the Purchaser, the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to this Section 3.

            SECTION 4. Representations, Warranties and Covenants of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents, warrants and covenants for the benefit of the Seller as of the date hereof that:

            (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

            (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's articles of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

            (d) The Purchaser is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

            (e) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (f) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase Consideration.

            (g) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

            (h) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP on the Closing Date. The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

            (b) All documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c) The Seller shall have delivered and released to the Custodian and the applicable Master Servicer, respectively, all documents represented to have been or required to be delivered to the Custodian and the applicable Master Servicer pursuant to Section 2 of this Agreement;

            (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date;

            (f) One or more letters from the independent accounting firm of Ernst & Young LLP, in form satisfactory to the Purchaser and relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus and Prospectus Supplement, respectively, shall have been delivered; and

            (g) The Seller shall have executed and delivered concurrently herewith that certain Indemnification Agreement, dated as of August 17, 2007, among the Seller, Countrywide Commercial Real Estate Finance, Inc., KeyBank National Association, the Purchaser, the Underwriters and the Initial Purchasers. Both parties agree to use their best reasonable efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

            (a) (i) This Agreement duly executed by the Purchaser and the Seller, (ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the agreement(s) pursuant to which the servicing rights with respect to the Mortgage Loans are being sold to the applicable Master Servicer (such agreement(s), individually and/or collectively, the "Servicing Rights Purchase Agreement");

            (b) An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d) Each of: (i) the resolutions of the Seller's board of directors or a committee thereof authorizing the Seller's entering into the transactions contemplated by this Agreement, (ii) the certificate of incorporation and bylaws of the Seller, and (iii) a certificate of good standing of the Seller issued by the State of Delaware not earlier than thirty (30) days prior to the Closing Date;

            (e) A written opinion of counsel for the Seller relating to organizational and enforceability matters (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Custodian, the Underwriters, the Initial Purchasers and each of the Rating Agencies, together with such other written opinions, including as to insolvency matters, as may be required by the Rating Agencies; and

            (f) Such further certificates, opinions and documents as the Purchaser may reasonably request prior to the Closing Date.

            SECTION 7. Costs. Whether or not this Agreement is terminated, both the Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in connection with the transactions contemplated herein as set forth in the closing statement prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date, and in the memorandum of understanding to which the Seller and the Purchaser (or an affiliate thereof) are parties with respect to the transactions contemplated by this Agreement.

            SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 of this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the UCC of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 of this Agreement shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the Pooling and Servicing Agreement to offset Prepayment Interest Shortfalls), from time to time held or invested in the applicable Master Servicer's Collection Account, the Distribution Account or, if established, the REO Account whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by
Section 1 of this Agreement shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the UCC of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. The Seller does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the Seller.

            SECTION 9. Notice of Exchange Act Reportable Events. The Seller hereby agrees to deliver to the Purchaser any disclosure information relating to any event, specifically relating to the Seller, reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust (in formatting reasonably appropriate for inclusion in such form) insofar as such disclosure is required under Item 1117 or 1119 of Regulation AB or Item 1.03 to Form 8-K. The Seller shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically relating to the Seller (in its role as Sponsor), described under Item 1117 or 1119 of Regulation AB or Item 1.03 to Form 8-K to the Purchaser as soon as reasonably practicable after the Seller becomes aware of such event and in no event more than two business days following the occurrence of such event if such event is reportable under Item 1.03 to Form 8-K. The obligation of the Seller to provide the above referenced disclosure materials in any fiscal year of the Trust will terminate upon the Trustee's filing of a Form 15 with respect to the Trust as to that fiscal year in accordance with Section 8.16 of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934, as amended (the "1934 Act"), have otherwise automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section 9 will be used in the preparation of reports on Form 8-K, Form 10-D or Form 10-K with respect to the Trust as required under the 1934 Act and any applicable rules promulgated thereunder and as required under Regulation AB.

            SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent either by certified mail (return receipt requested) or by courier service (proof of delivery requested) and also by facsimile transmission to the intended recipient at the "Address for Notices" specified for such party on Exhibit A hereto, or as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when received (in the case of a notice sent by mail or courier service) or transmitted (in the case of a faxed notice), in each case given or addressed as aforesaid.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 14. GOVERNING LAW; WAIVER OF TRIAL BY JURY THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            SECTION 15. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 16. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 17. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters (as intended third party beneficiaries hereof), the Initial Purchasers (also as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable by the Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 18. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

            SECTION 19. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and the Certificate Purchase Agreement.

            SECTION 20. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto) is made with respect to a Person's "knowledge," such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

            SECTION 21. Cross-Collateralized Mortgage Loans. Each Crossed Loan Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans in a Crossed Loan Group shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in
Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 21. In addition, if there exists with respect to any Crossed Loan Group only one original of any document referred to in the definition of "Mortgage File" in this Agreement and covering all the Mortgage Loans in such Crossed Loan Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Crossed Loan Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan.

                           [SIGNATURE PAGES TO FOLLOW]

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       SELLER
                                       ------

                                       MERRILL LYNCH MORTGAGE LENDING, INC.


                                       By: /s/ David M. Rodgers
                                           -------------------------------------
                                           Name: David M. Rodgers
                                           Title: Vice President


                                       PURCHASER
                                       ---------

                                       MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                       By: /s/ David M. Rodgers
                                           -------------------------------------
                                           Name: David M. Rodgers
                                           Title: Executive Vice President,
                                                  Chief Officer in Charge
                                                  of Commercial Securitization

                                    EXHIBIT A

Seller:

Address for Notices:

Merrill Lynch Mortgage Lending, Inc.
c/o Global Commercial Real Estate
Four World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attention: David M. Rodgers
Telecopier No.: (212) 449-7684

with a copy to:

Merrill Lynch Mortgage Lending, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attn: Director of CMBS Securitization
Facsimile No.: 212-449-7684

and

Merrill Lynch Mortgage Lending, Inc.
Four World Financial Center, 12th Floor
250 Vesey Street
New York, New York 10080
Attention: General Counsel for Global
           Commercial Real Estate in the Office
           of the General Counsel
Telecopier No.: (212) 449-0265

Purchaser:

Address for Notices:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
Four World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attention: David M. Rodgers
Telecopier No.: (212) 449-7684

with a copy to:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attn: Director of CMBS Securitization
Facsimile No.: 212-449-7684

and

Merrill Lynch Mortgage Investors, Inc.
Four World Financial Center, 12th Floor
250 Vesey Street
New York, New York 10080
Attention: General Counsel for Global
           Commercial Real Estate in the Office
           of the General Counsel
Telecopier No.: (212) 449-0265

                                   SCHEDULE I

                  Mortgage Loan Representations and Warranties

            For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal (and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

            1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of "Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Cut-off Dates for the Mortgage Loans.

            2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto and the rights of a holder of a related Non-Trust Loan pursuant to a Loan Combination Intercreditor Agreement). The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing Agreement. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

            3. Payment Record. No scheduled payment of principal and/or interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such Mortgage Loan in August 2007, without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent since the date of origination of any Mortgage Loan, without giving effect to any applicable grace period.

            4. Lien; Valid Assignment. Each Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a "marked-up" commitment binding upon the title insurer or escrow instructions binding on the title insurer and irrevocably obligating the title insurer to issue such title insurance policy); (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a "marked-up" commitment binding upon the title insurer or escrow instructions binding on the title insurer and irrevocably obligating the title insurer to issue such title insurance policy); (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Group; (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration; and (h) the rights of the holder of any Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs. The Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property, the Value of the Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

            5. Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein, except for Permitted Encumbrances and except for the holder of any related Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs, and except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee. The related Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession of the related Mortgaged Property to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default beyond applicable notice and grace periods. Except for the holder of the related Non Trust Loan with respect to any Mortgage Loan that is part of a Loan Combination, no person other than the related Mortgagor owns any interest in any payments due under the related leases on which the Mortgagor is the landlord, covered by the related Assignment of Leases.

            6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded in any manner, (b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Mortgagor has not been released from its obligations under such Mortgage, in whole or in material part. With respect to each Mortgage Loan, since the later of (a) the date on which each related Mortgage File for the related Mortgage Loan was delivered to Anthracite Capital, Inc. or its designee for review and (b) the closing date of such Mortgage Loan, the Seller has not executed any written instrument that (i) impaired, satisfied, canceled, subordinated or rescinded such Mortgage Loan,
(ii) waived, modified or altered any material term of such Mortgage Loan, (iii) released the Mortgaged Property or any material portion thereof from the lien of the related Mortgage, or (iv) released the related Mortgagor from its obligations under such Mortgage Loan in whole or material part. For avoidance of doubt, the preceding sentence does not relate to any release of escrows by the Seller or a servicer on its behalf.

            7. Condition of Property; Condemnation. In the case of each Mortgage Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. As of the date of origination of each Mortgage Loan and, to the Seller's knowledge based upon surveys and/or the title insurance policy referred to in representation 8 below, as of the date hereof,
(a) none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below or that do not materially and adversely affect the Value or current use of such Mortgaged Property and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below.

            8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy, a "marked up" commitment binding on the title insurer or escrow instructions binding on the title insurer irrevocably obligating the title insurer to issue such title insurance policy) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted Encumbrances, except that in the case of a Mortgage Loan as to which the related Mortgaged Property is made up of more than one parcel of property, each of which is secured by a separate Mortgage, such Mortgage (and therefore the related Title Policy) may be in an amount less than the original principal amount of the Mortgage Loan, but is not less than the allocated amount of subject parcel constituting a portion of the related Mortgaged Property. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) inures to the benefit of the Trustee as sole insured without the consent of or notice to the insurer. Such Title Policy contains no material exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

            9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts (pending the satisfaction of certain conditions relating to leasing, repair or other matters with respect to the related Mortgaged Property) documented as part of the Mortgage Loan documents and the rights to which are transferred to the Trustee) and there is no obligation for future advances with respect thereto.

            10. Mortgage Provisions. The Mortgage Loan documents for each Mortgage Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in representation 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, judicial or non-judicial foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located). None of the Mortgage Loan documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism.

            11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are or will become payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            12. Environmental Conditions. Except in the case of the Mortgaged Properties identified on Annex B hereto (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint), (a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan, (b) the report of each such assessment, update or screen, if any (an "Environmental Report"), is dated no earlier than (or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d) either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Mortgagor and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the Value of the related Mortgaged Property, (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation,
(E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Annex C hereto is covered by a secured creditor environmental insurance policy and each such policy is noncancellable during its term, is in the amount at least equal to 125% of the principal balance of the Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow and all premiums have been paid in full. Each Mortgagor represents and warrants in the related Mortgage Loan documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, out-of-pocket expenses and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan.

            13. Loan Document Status. Each Mortgage Note, Mortgage, and each other agreement executed by or on behalf of the related Mortgagor with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or one form of action law or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations underlying applicable securities laws, to the extent that such public policy considerations limit the enforceability of provisions that purport to provide indemnification from liabilities under applicable securities laws, and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

            14. Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V), and flood insurance was available, a flood insurance policy is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of: (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable federal flood insurance program. Each Mortgaged Property located in California or in seismic zones 3 and 4 is covered by seismic insurance to the extent such Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each Mortgaged Property located within Florida or within 25 miles of the coast of North Carolina, South Carolina, Georgia, Alabama, Mississippi, Louisiana or Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on such Mortgaged Property (less physical depreciation). All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without at least ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best Company of not less than "A-minus: V" (or the equivalent) and, if rated by Fitch, of not less than "A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in representation 18 below).

            Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

            15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16. Mortgagor Bankruptcy. No Mortgagor under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related Mortgagor at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

            18. Material Leasehold Estate. If any Mortgage Loan is secured by the interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then:

            (i) such Ground Lease or a memorandum thereof has been or will be promptly submitted for recordation; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such Ground Lease, the lessor thereunder has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

            (ii) the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances;

            (iii) upon foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

            (iv) such Ground Lease is in full force and effect, and, to the Seller's knowledge, no material default has occurred under such Ground Lease;

            (v) such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan; and such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

            (vi) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

            (vii) such Ground Lease either (i) has an original term which extends not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan, or (ii) has a term, if with extension options that are exercisable by the lender upon its taking possession of the Mortgagor's leasehold interest are exercised, would cause the term of such Ground Lease to extend not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan;

            (viii) such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Mortgagor, unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

            (ix) under the terms of such Ground Lease and the related Mortgage or related Mortgage Loan documents, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties) with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

            (x) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the related Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

            (xi) such Ground Lease provides that (i) it may not be amended, modified, cancelled or terminated without the prior written consent of the mortgagee under such Mortgage Loan, and (ii) any such action without such consent is not binding on such mortgagee, its successors or assigns.

            19. Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury Regulations
Section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances). Each Mortgage Loan is directly secured by an interest in real property (within the meaning of Treasury Regulations Section 1.856-3(c) and 1.856-3(d)), and either (1) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage Loan at the time the Mortgage Loan was (a) originated or modified (within the meaning of Treasury Regulations Section 1.860G-2(b)(1)) or (b) contributed to the Trust Fund, or (2) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect an interest in real property and such interest in real property was the only security for the Mortgage Loan at the time such Mortgage Loan was originated or modified. For purposes of the previous sentence, the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is in parity with the Mortgage Loan.

            20. Advancement of Funds. In the case of each Mortgage Loan, neither the Seller nor, to the Seller's knowledge, any prior holder of such Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than (a) amounts paid by the tenant as specifically provided under a related lease or by the property manager or (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses incurred in connection with the origination and funding of the Mortgage Loan), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) subject to available funds, a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

            22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Mortgagor under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

            23. Other Mortgage Liens. Except with respect to another Mortgage Loan (which will also be an asset of the Trust Fund) cross-collateralized with a Mortgage Loan, none of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any other mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except as indicated in the preceding sentence and except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The related Mortgage Loan documents require the Mortgagor under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

            24. No Mechanics' Liens. As of the date of origination, each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) was free and clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25. Compliance. Other than any default interest or late charges, each Mortgage Loan (other than ARD Loans after their respective Anticipated Repayment Dates) complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

            26. Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Mortgagor at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Mortgagor, the related lessee, franchise or operator was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

            27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective Mortgages recorded on the related Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

            28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and provided, further, that certain Crossed Groups or individual Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

            29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Section 2(a) (16) of the Investment Company Act. To the Seller's knowledge, the provisions of each such Mortgage Loan, if any, permitting defeasance are only for the purpose of facilitating the disposition of a Mortgaged Property and are not part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

            30. Defeasance and Assumption Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related Mortgagor is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including Rating Agency fees. If any Mortgage Loan permits assumptions, then the related Mortgage Loan documents provide that the related Mortgagor is responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

            31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate, late charge or prepayment premium.

            32. Inspection. The Seller or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve (12) months.

            33. No Material Default. To the Seller's knowledge, after due inquiry consistent with the inquiry a reasonably prudent commercial mortgage lender would conduct under similar circumstances, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

            34. Due-on-Sale. The Mortgage, Mortgage Note or loan agreement for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies or other publicly traded interests, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing direct or indirect members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors, transfers of worn-out or obsolete furniture, furnishings and equipment or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

            35. Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-off Date Balance of $10,000,000 or more was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that during the term of the Mortgage Loan it may only own and operate one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents generally further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates (other than co-obligors under the Mortgage Loan documents), and that it will not transact business with affiliates (except to the extent required by any cash management provisions of the related Mortgage Loan documents) except on an arm's-length basis.

            36. Whole Loan. Each Mortgage Loan is a whole loan (which term includes any Mortgage Loan that is part of a Loan Combination, but does not include any related Non-Trust Loan) and not a participation interest in a mortgage loan.

            37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

            38. ARD Loans. Each ARD Loan requires scheduled monthly payments of principal and/or interest. If any ARD Loan is not paid in full by its Anticipated Repayment Date, and assuming it is not otherwise in default, (i) the rate at which such ARD Loan accrues interest will increase by at least two (2) percentage points and (ii) the related Mortgagor is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the applicable servicer.

            39. Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording (or submitted to a title company for filing and/or recording pursuant to escrow instructions), in all places necessary to perfect (to the extent that the filing or recording of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid security interest in all items of personal property owned by the related Mortgagor which are material to the conduct in the ordinary course of the Mortgagor's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more UCC financing statements covering such personal property have been filed and/or recorded (or have been sent for filing or recording or submitted to a title company for filing or recording pursuant to escrow instructions) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a UCC financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and, subject to the limitations and exceptions set forth in representation 13 hereof, binding assignment thereof from the relevant assignor to the Trustee. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

            40. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

            41. Commencement of Amortization. Unless such Mortgage Loan provides for interest only payments prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date, each Mortgage Loan begins to amortize prior to its Stated Maturity Date.

            42. Servicing Rights. Except as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith which will remain in effect after the Closing Date.

            43. Recourse. The related Mortgage Loan documents contain provisions providing for recourse against the related Mortgagor, a principal or affiliate of such Mortgagor or an entity controlled by a principal or affiliate of such Mortgagor, for damages, liabilities, expenses or claims sustained in connection with the Mortgagor's fraud, material, intentional misrepresentation, material intentional physical waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation awards. The related Mortgage Loan documents contain provisions pursuant to which the related Mortgagor, a principal or affiliate of such Mortgagor or an entity controlled by a principal or affiliate of such Mortgagor, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws relating to hazardous material at the related Mortgaged Property.

            44. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that is not being assigned to the Purchaser.

            45. Fee Simple Interest. Unless such Mortgage Loan is secured in whole or in material part by a Ground Lease and is therefore the subject of representation 18, the interest of the related Mortgagor in the Mortgaged Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon, except for any portion of such Mortgaged Property that consists of a leasehold estate that is not a material ground lease, which ground lease is not the subject of representation 18.

            46. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the applicable Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

            47. Operating Statements. In the case of each Mortgage Loan, the related Mortgage or another Mortgage Loan document requires the related Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls (if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related Mortgagor, and with such other information as may be required therein.

            48. Grace Period. With respect to each Mortgage Loan, the related Mortgage, Mortgage Note or loan agreement provides a grace period for delinquent monthly payments no longer than fifteen (15) days from the applicable Due Date or five (5) days from notice to the related Mortgagor of the default.

            49. Disclosure to Environmental Insurer. If the Mortgaged Property securing any Mortgage Loan identified on Annex C as being covered by a secured creditor policy, then the Seller:

            (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; or

            (ii) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

            50. No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

            51. Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

            52. Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in effect on the date the Mortgage Loan was originated.

            53. Origination of the Mortgage Loans. The Seller originated all of the Mortgage Loans.

                             Annex A (to Schedule I)

                Exceptions to the Representations and Warranties

Representation 4

U-Haul SAC 12 & 13,           The related Mortgage Loans have been closed in the
Santa Clarita Plaza,          name of MERS and therefore no assignment of
Pacific Asian Plaza,          mortgage needs to be recorded in the public
Solita Soho Hotel,            records however, certain actions need to be taken
Federal Way Crossings         to cause the related Trust to be shown as the
II, Lancaster Courtyard       owner of the loans in the records of MERS.
by Marriott, 198 & 200
Main Street, CVS West
Hempstead, Walgreens
Stephens City


Farallon Portfolio            The related Mortgage Loans that will be included
                              in the trust are senior and subordinate loans in a multiple loan structure comprised of 37 mortgage loans, each of which (whether or not included in the trust) is secured by the same mortgage instrument and are cross defaulted with the others.

                              The related Mortgagor owns approximately 143 manufactured homes (out of 57,000 pads) for which either no lien was created or the lien may not be perfected.

                              With respect to clause (e), certain states and municipalities have adopted laws and regulations specifically regulating the ownership and operation of manufactured home communities which may grant to community residents a right of first refusal on a sale of their community by the owner to a third-party.

                              With respect to clause (e), a portion of the Portside manufactured home community is subject to a right of first refusal in favor of a third party that applies if such portion of such manufactured home community (but not the entire manufactured home community) is conveyed.

CVS Distribution Center       With respect to clause (e), the ground lessee has
                              a first right of refusal to purchase the related
                              Mortgaged Property. However, such tenant has agreed that such right shall not apply to a sale of the related Mortgaged Property pursuant to a foreclosure, deed in lieu of foreclosure or any other enforcement action.

Walgreen's Stephens City      With respect to clause (e), the sole tenant has a
                              right of first refusal to purchase the related
                              Mortgaged Property pursuant to the terms of its lease. However, such tenant has agreed that such right shall not apply to a successor landlord in the event of a foreclosure, deed in lieu of foreclosure or any other enforcement action under the related Mortgage.

CVS West Hempstead            The related Mortgaged Property is encumbered by
                              covenants and restrictions in 1946 deeds limiting the use of the related Mortgaged Property to a single family home. The title insurance policy on the related Mortgage Property insures against monetary loss including defense cost by reason of attempted enforcement of such restrictions and that violation of same will not result in forfeiture or reversion of title. Additionally, the related Mortgage Loan becomes recourse if any person asserts rights under such covenants and restrictions.

Representation 5

U-Haul SAC 12 & 13,           The related Mortgage Loans have been closed in the
Santa Clarita Plaza,          name of MERS and therefore no assignment of
Pacific Asian Plaza,          mortgage needs to be recorded in the public
Solita Soho Hotel,            records however, certain actions need to be taken
Federal Way Crossings         to cause the related Trust to be shown as the
II, Lancaster Courtyard       owner of the loans in the records of MERS.
by Marriott, 198 & 200
Main Street, CVS West
Hempstead, Walgreens
Stephens City


Representation 7

Farallon Portfolio            Certain Mortgaged Properties located in states
                              where affirmative title insurance coverage for encroachments is not available contain improvements which encroach upon easements, property boundaries and/or building restriction lines or adjoin properties that contain the same concerning such Mortgaged Properties.

SAC/U-Haul Self Storage       The related Mortgaged Property known as U-Haul
Portfolio                     Center of North Richland Hills, Texas (UHaul No.
                              836042) has received a "Notice of Public Meeting" from the Texas Department of Transportation regarding proposed highway improvements. The notice invited all interested parties to attend with no indication of timing or properties that may be affected.

Representation 8

Farallon Portfolio            The related title insurance policy does not cover
                              any manufactured houses owned by the related
                              Mortgagor.

Representation 10

Farallon Portfolio            The related Mortgage Loan documents do not require
                              the related Mortgagor to obtain and maintain insurance coverage for acts of terrorism.

Walgreen's Stephens City      The related Mortgage Loan documents provide that
                              Walgreens & Co. may self-insure with respect to the related Mortgaged Property and as such, a separate policy of terrorism insurance is not required.

Representation 14

Farallon Portfolio            The related Mortgagor-owned manufactured homes may
                              be insured in an amount not less than the actual cash value of such homes, which may be less than the replacement value of such homes.

                              Seismic insurance is not required if not available at commercially reasonable rates.

                              The related Mortgage Loan documents do not require insurance to cover acts of terrorism.

                              The related fire and extended perils (or equivalent) policy permits reduction in insurance proceeds for depreciation of the related Mortgaged Property.

Empirian Portfolio -          The amount of insurance included within the
Pool Two                      classification of "all risk of physical loss" is
                              subject to a $250,000,000 per occurrence limit.
                              Coastal windstorm insurance must be in an amount not less than $75,000,000 and on terms consistent with the comprehensive all risk policy. At any time that the Terrorism Risk Insurance Act of 2002 is not in effect, if "acts of terrorism" or "fire following" are thereafter excluded from the all risk policy and the related Borrower has not obtained an endorsement to the insurance policies, Borrower must maintain, to the extent available, a separate policy with an insurance provider that maintains at least an investment grade rating from Moody's (that is "Baa3") and/or S&P (that is
                              "BBB") and otherwise meeting Rating Agency criteria.

Representation 17

Farallon Portfolio            Ability to restore legal non-conforming
                              manufactured home communities following a casualty is in certain cases dependent on obtaining approvals of certain governmental entities, the timing of such restoration work or the extent of damage to the applicable manufactured home community.

Representation 18

Farallon Portfolio            One of the related Mortgaged properties with an
                              allocated loan amount of $3,648,000 is ground leased. With respect to clause:

                              (i): Some amendments were not recorded but a memorandum of the original related ground lease and the related estoppel have been recorded.

                              (iii): The related ground lease is further assignable to commercially reasonably capitalized entities.

                              (xi): The related ground lease does not provide that any such action without such consent is not binding on such mortgagee, its successors and assigns.

Representation 21

Empirian Portfolio -          The related Mortgagee, Arbor Commercial Funding,
Pool Two                      LLC, has a preferred equity investment of up to
                              $70,000,000 in the related Mortgage Loan. The preferred equity is subordinate to the related senior lender.

198 & 200 Main Street         The related Mortgage Loan has a preferred equity
                              piece totaling $1,600,000 provided by RCG Longview
                              II, L.P. The right of payment on the preferred equity is paid out of net cash flow which is after payment of all amounts due to the related senior lender and related property operating expenses.

Representation 23

Farallon Portfolio            The related Mortgage Loans that will be included
                              in the trust are senior and subordinate loans in a multiple loan structure comprised of 37 mortgage loans, each of which (whether or not included in the trust) is secured by the same mortgage instrument and are cross defaulted with the others.

Casino Self Storage           There is a junior lien on the related Mortgaged
                              Property pursuant to a certain 2003 Settlement
                              Agreement resulting from an agreement between the Borrower and the City of Moorpark, California for the Borrower to obtain a zoning variance in exchange for payment. Under the related Settlement
                              Agreement, the City agreed to a certain zoning classification and the related Borrower agreed to pay the City $1,200,000 in installments over a period of 14 years. The related Borrower's obligation to pay the City is secured by a deed of trust which is junior to any permanent financing pursuant to a subordination agreement in favor of any permanent lender. The outstanding balance on the deed of trust is $960,000.

Representation 26

Federal Way Crossings -       The related Mortgagor, will provide a certificate
Phase II                      of occupancy for the tenant spaces to be occupied
                              (McDonald's, Winestyles and Blue Island Sushi) post-closing upon each of the tenants taking occupancy of their respective tenant spaces at the related Mortgaged Property. With respect to such certificates of occupancy, a reserve fund was established at closing until such time as the related tenant delivered an estoppel certificate indicating that each tenant is in occupancy, open for business and paying full unabated rent together with confirmation that the certificate of occupancy has been issued.

Representation 27

Farallon Portfolio            The related Mortgage Loans that will be included
                              in the trust are senior and subordinate loans in a multiple loan structure comprised of 37 mortgage loans, each of which (whether or not included in the trust) is secured by the same mortgage instrument and are cross defaulted with the others.

Representation 31

Farallon Portfolio            As part of the multiple loan structure, there is a
                              floating rate non-trust loan.

Representation 32

Farallon Portfolio            The related Seller's consultant inspected 100 of
                              the manufactured home communities out of 274 manufactured home communities constituting a portion of the collateral for the related Mortgage
                              Loan.

Representation 34

Farallon Portfolio, The       Each of the related Mortgage Loans have permitted
Haven, Pacific Asian          transfers to a pre-approved person, types of
Plaza, Federal Way            persons or categories of persons meeting the
Crossings II, CVS West        requirements set forth in Section 6 of each of the
Hempstead                     related Mortgage Loan Documents.


Representation 35

Farallon Portfolio            The following properties owned by the related
                              Mortgagor are not part of the related Mortgaged
                              Property: (i) mineral rights, if any, (ii) leasehold interest in a certain lake and related amenities at Cypress Shores manufactured home community, (iii) leasehold interest in land leased from municipal airport at Cypress Shores manufactured home community that affects up to ten
                              (10) home-sites, (iv) three (3) leased home-sites for manufactured homes at Sunnyside manufactured home community, and (v) 30 manufactured homes owned by the related Mortgagor at various manufactured home communities.

Courtyard by Marriot -        The related Borrower is not a single purpose
Lancaster                     entity.

Representation 43

Farallon Portfolio            The recourse liability to the related Mortgagor
                              covers only actual loss, costs, liability, damage or expense (including, without limitation, reasonable attorneys' fees and disbursements) arising out of only the following: (i) any intentional fraud or willful misrepresentation contained in any of the related Mortgage Loan documents or reports furnished directly or indirectly by the related Mortgagor or any of Mortgagor's affiliates pursuant to any related
                              Mortgage Loan document or in the origination of the loan; (ii) intentional misapplication or intentional misappropriation of funds (including loss proceeds or certain rents), security deposits, payments received from credit card companies and any other funds due the related
                              Lender under the related Mortgage Loan documents in contravention of such Mortgage Loan documents;
                              (iii) damage to the related Mortgaged Property resulting from intentional acts of the related
                              Mortgagor; (iv) any material breach of certain SPE provisions of the related Mortgage Loan agreement;
                              (v) any material and intentional breach of a representation relating to financing information provided to the related Lender; or (vi) the failure to pay certain impositions assessed against the related Mortgaged Property to the extent there were sufficient funds available to pay and the related Lender allows the related
                              Mortgagor to apply the same, or the failure to pay and discharge any mechanic's or materialman's liens against the related Mortgaged Property, where required pursuant to the related Mortgage
                              Loan agreement, to the extent there were sufficient funds available to pay and discharge and the related Lender allows the related
                              Mortgagor to apply the same.

Capital Shopping Center       The provision relating to recourse to the related
                              Mortgagor and its principal with respect to misrepresentation is limited to: (i) "intentional, material misrepresentation;" (ii) "actual physical waste;" (iii) "intentional misapplication, misappropriation or conversion of tenant security deposits or rents;" (iv) "intentional misapplication, misappropriation or conversion of insurance proceeds or awards not applied in accordance with the terms of the related Mortgage
                              Loan Documents."

Courtyard by Marriot -        The related Mortgage Loan does not contain
Lancaster                     provisions pursuant to which the related
                              Mortgagor, a principal or affiliate of such related Mortgagor or an entity controlled by a principal or affiliate of such related Mortgagor, has agreed to indemnify the related Mortgagee for damages resulting from violations of any applicable environmental laws relating to hazardous material at the related Mortgaged
                              Property.

Representation 53

Empirian Portfolio -          The Loan was originated by Arbor Commercial
Pool Two                      Mortgage, LLC and concurrently with closing, the
                              related Mortgage Loan and all related Loan
                              Documents were assigned to Merrill Lynch Mortgage
                              Lending, Inc.

                             Annex B (to Schedule I)

Mortgaged Properties as to Which the Only Environmental Investigations Conducted
    in Connection with the Origination of the Related Mortgage Loan Were With
         Respect to Asbestos-Containing Materials and Lead-Based Paint.

                               (Representation 12)

None.

                             Annex C (to Schedule I)

                   Mortgage Loans Covered By Secured Creditor
                        Environmental Insurance Policies

                           (Representations 12 and 49)

None.

                                   SCHEDULE II

                             Mortgage Loan Schedule

                                                                                              Property
Loan #    Loan Group   Property Name                           Loan / Property   Originator   Type
-------   ----------   -------------------------------------   ---------------   ----------   --------------------
      1            2   Empirian Multifamily Portfolio Pool 2   Loan              MLML         Multifamily
   1.01            2   Centre Lake III                         Property          MLML         Multifamily
   1.02            2   Sunset Way                              Property          MLML         Multifamily
   1.03            2   Jupiter Cove I                          Property          MLML         Multifamily
   1.04            2   Thymewood I                             Property          MLML         Multifamily
   1.05            2   Bel Aire                                Property          MLML         Multifamily
   1.06            2   Redan Village                           Property          MLML         Multifamily
   1.07            2   Dogwood Glen                            Property          MLML         Multifamily
   1.08            2   Rivers End                              Property          MLML         Multifamily
   1.09            2   Astorwood                               Property          MLML         Multifamily
    1.1            2   Palm Place                              Property          MLML         Multifamily
   1.11            2   Pine Barrens                            Property          MLML         Multifamily
   1.12            2   Ridgewood - Indiana                     Property          MLML         Multifamily
   1.13            2   Summit Center                           Property          MLML         Multifamily
   1.14            2   Parkwood Village                        Property          MLML         Multifamily
   1.15            2   Valleyfield - Georgia                   Property          MLML         Multifamily
   1.16            2   Clearview                               Property          MLML         Multifamily
   1.17            2   Apple Ridge                             Property          MLML         Multifamily
   1.18            2   Northrup Court                          Property          MLML         Multifamily
   1.19            2   Cedarwood                               Property          MLML         Multifamily
    1.2            2   Amberwood                               Property          MLML         Multifamily
   1.21            2   Shadetree                               Property          MLML         Multifamily
   1.22            2   Heathmoore - Indianapolis               Property          MLML         Multifamily
   1.23            2   Harvest Grove                           Property          MLML         Multifamily
   1.24            2   Ridgewood - Ohio                        Property          MLML         Multifamily
   1.25            2   The Meadows - Ohio                      Property          MLML         Multifamily
   1.26            2   Amhurst                                 Property          MLML         Multifamily
   1.27            2   Waterbury - Michigan                    Property          MLML         Multifamily
   1.28            2   Pine Meadows I                          Property          MLML         Multifamily
   1.29            2   Elmtree Park                            Property          MLML         Multifamily
    1.3            2   Sherbrook                               Property          MLML         Multifamily
   1.31            2   Heronwood                               Property          MLML         Multifamily
   1.32            2   Windrush (FL)                           Property          MLML         Multifamily
   1.33            2   Willowood                               Property          MLML         Multifamily
   1.34            2   Valleyfield - Pennsylvania              Property          MLML         Multifamily
   1.35            2   Bridgepoint I                           Property          MLML         Multifamily
   1.36            2   Willow Lakes                            Property          MLML         Multifamily
   1.37            2   Shadow Trace                            Property          MLML         Multifamily
   1.38            2   Berry Pines                             Property          MLML         Multifamily
   1.39            2   Hillcrest Villas                        Property          MLML         Multifamily
    1.4            2   Greentree                               Property          MLML         Multifamily
   1.41            2   Waterbury - Ohio                        Property          MLML         Multifamily
   1.42            2   Forsythia Court                         Property          MLML         Multifamily
   1.43            2   Greenglen                               Property          MLML         Multifamily
   1.44            2   Meadowood - Ohio                        Property          MLML         Multifamily
   1.45            2   Oakwood Village                         Property          MLML         Multifamily
   1.46            2   Deerwood                                Property          MLML         Multifamily
   1.47            2   Spring Gate                             Property          MLML         Multifamily
   1.48            2   Woodcrest I                             Property          MLML         Multifamily
   1.49            2   Iris Glen                               Property          MLML         Multifamily
    1.5            2   Lakeshore I                             Property          MLML         Multifamily
   1.51            2   Ashgrove                                Property          MLML         Multifamily
   1.52            2   Stillwater                              Property          MLML         Multifamily
   1.53            2   Springbrook                             Property          MLML         Multifamily
   1.54            2   Heathmoore - Evansville                 Property          MLML         Multifamily
   1.55            2   Lindendale                              Property          MLML         Multifamily
   1.56            2   Concord Square                          Property          MLML         Multifamily
   1.57            2   Silver Forest                           Property          MLML         Multifamily
   1.58            2   Charing Cross                           Property          MLML         Multifamily
   1.59            2   Hatcherway                              Property          MLML         Multifamily
    1.6            2   Stonehenge                              Property          MLML         Multifamily
   1.61            2   Waterbury - Georgia                     Property          MLML         Multifamily
   1.62            2   Longwood                                Property          MLML         Multifamily
   1.63            2   Woodbine                                Property          MLML         Multifamily
   1.64            2   Mulberry                                Property          MLML         Multifamily
   1.65            2   Cedargate - Kentucky                    Property          MLML         Multifamily
   1.66            2   Willow Run                              Property          MLML         Multifamily
   1.67            2   Cedargate - Indiana                     Property          MLML         Multifamily
   1.68            2   Hillside Manor                          Property          MLML         Multifamily
   1.69            2   Princeton Court                         Property          MLML         Multifamily
    1.7            2   Northwood                               Property          MLML         Multifamily
   1.71            2   Slate Run                               Property          MLML         Multifamily
   1.72            2   Parkville                               Property          MLML         Multifamily
   1.73            2   Hartwick                                Property          MLML         Multifamily
      2            2   Farallon Portfolio                      Loan              MLML         Manufactured Housing
      2            2   Farallon Portfolio                      Loan              MLML         Manufactured Housing
      2            2   Farallon Portfolio                      Loan              MLML         Manufactured Housing
  2.001            2   Portside                                Property          MLML         Manufactured Housing
  2.002            2   Shadow Hills                            Property          MLML         Manufactured Housing
  2.003            2   CV-Jacksonville                         Property          MLML         Manufactured Housing
  2.004            2   Western Hills                           Property          MLML         Manufactured Housing
  2.005            2   Siesta Lago                             Property          MLML         Manufactured Housing
  2.006            2   Hunter Ridge                            Property          MLML         Manufactured Housing
  2.007            2   Camelot                                 Property          MLML         Manufactured Housing
  2.008            2   Wikiup                                  Property          MLML         Manufactured Housing
  2.009            2   Harmony Road                            Property          MLML         Manufactured Housing
   2.01            2   Lamplighter Village                     Property          MLML         Manufactured Housing
  2.011            2   Chalet North                            Property          MLML         Manufactured Housing
  2.012            2   Country Club Mobile Estates             Property          MLML         Manufactured Housing
  2.013            2   Shadowood                               Property          MLML         Manufactured Housing
  2.014            2   Southwind Village                       Property          MLML         Manufactured Housing
  2.015            2   The Meadows                             Property          MLML         Manufactured Housing
  2.016            2   Landmark Village                        Property          MLML         Manufactured Housing
  2.017            2   Crescentwood Village                    Property          MLML         Manufactured Housing
  2.018            2   Stone Mountain                          Property          MLML         Manufactured Housing
  2.019            2   Casual Estates                          Property          MLML         Manufactured Housing
   2.02            2   Village North                           Property          MLML         Manufactured Housing
  2.021            2   Windsor Mobile Estates                  Property          MLML         Manufactured Housing
  2.022            2   Riverdale (Colonial Coach)              Property          MLML         Manufactured Housing
  2.023            2   Foxhall Village                         Property          MLML         Manufactured Housing
  2.024            2   New Twin Lakes                          Property          MLML         Manufactured Housing
  2.025            2   Carnes Crossing                         Property          MLML         Manufactured Housing
  2.026            2   Saddlebrook                             Property          MLML         Manufactured Housing
  2.027            2   Thornton Estates                        Property          MLML         Manufactured Housing
  2.028            2   Mountainside Estates                    Property          MLML         Manufactured Housing
  2.029            2   Castlewood Estates                      Property          MLML         Manufactured Housing
   2.03            2   Green Spring Valley                     Property          MLML         Manufactured Housing
  2.031            2   Villa West (UT)                         Property          MLML         Manufactured Housing
  2.032            2   Villa West (CO)                         Property          MLML         Manufactured Housing
  2.033            2   Torrey Hills                            Property          MLML         Manufactured Housing
  2.034            2   Springdale Lake                         Property          MLML         Manufactured Housing
  2.035            2   Brookside Village - TX                  Property          MLML         Manufactured Housing
  2.036            2   Columbia Heights                        Property          MLML         Manufactured Housing
  2.037            2   Encantada                               Property          MLML         Manufactured Housing
  2.038            2   Woodlands of Kennesaw                   Property          MLML         Manufactured Housing
  2.039            2   Lakeview Estates                        Property          MLML         Manufactured Housing
   2.04            2   Oakwood Forest                          Property          MLML         Manufactured Housing
  2.041            2   Broadmore                               Property          MLML         Manufactured Housing
  2.042            2   Oak Park Village (FL)                   Property          MLML         Manufactured Housing
  2.043            2   Misty Winds                             Property          MLML         Manufactured Housing
  2.044            2   Evergreen Village - IA                  Property          MLML         Manufactured Housing
  2.045            2   Ortega Village                          Property          MLML         Manufactured Housing
  2.046            2   Riverside (UT)                          Property          MLML         Manufactured Housing
  2.047            2   Easy Living                             Property          MLML         Manufactured Housing
  2.048            2   Southfork                               Property          MLML         Manufactured Housing
  2.049            2   Cloverleaf                              Property          MLML         Manufactured Housing
   2.05            2   Golden Valley                           Property          MLML         Manufactured Housing
  2.051            2   Riverdale                               Property          MLML         Manufactured Housing
  2.052            2   Friendly Village - GA                   Property          MLML         Manufactured Housing
  2.053            2   Smoke Creek                             Property          MLML         Manufactured Housing
  2.054            2   Marion Village                          Property          MLML         Manufactured Housing
  2.055            2   Valley View - Danboro                   Property          MLML         Manufactured Housing
  2.056            2   Colonial Gardens                        Property          MLML         Manufactured Housing
  2.057            2   Evergreen Village - UT                  Property          MLML         Manufactured Housing
  2.058            2   Summit Oaks                             Property          MLML         Manufactured Housing
  2.059            2   Stoneybrook                             Property          MLML         Manufactured Housing
   2.06            2   Pedaler's Pond                          Property          MLML         Manufactured Housing
  2.061            2   Burntwood                               Property          MLML         Manufactured Housing
  2.062            2   Country Club Crossing                   Property          MLML         Manufactured Housing
  2.063            2   Sunset Vista                            Property          MLML         Manufactured Housing
  2.064            2   Spring Valley Village                   Property          MLML         Manufactured Housing
  2.065            2   South Arlington Estates                 Property          MLML         Manufactured Housing
  2.066            2   Mallard Lake                            Property          MLML         Manufactured Housing
  2.067            2   Sundown                                 Property          MLML         Manufactured Housing
  2.068            2   Stony Brook North                       Property          MLML         Manufactured Housing
  2.069            2   Twin Pines                              Property          MLML         Manufactured Housing
   2.07            2   Inspiration Valley                      Property          MLML         Manufactured Housing
  2.071            2   Highland Acres                          Property          MLML         Manufactured Housing
  2.072            2   Oak Ridge                               Property          MLML         Manufactured Housing
  2.073            2   Washington Mobile Estates               Property          MLML         Manufactured Housing
  2.074            2   River Oaks                              Property          MLML         Manufactured Housing
  2.075            2   Siouxland Estates                       Property          MLML         Manufactured Housing
  2.076            2   Brookside                               Property          MLML         Manufactured Housing
  2.077            2   Eagle Ridge                             Property          MLML         Manufactured Housing
  2.078            2   Cedar Knoll                             Property          MLML         Manufactured Housing
  2.079            2   Marnelle                                Property          MLML         Manufactured Housing
   2.08            2   Maple Manor                             Property          MLML         Manufactured Housing
  2.081            2   Arlington Lakeside                      Property          MLML         Manufactured Housing
  2.082            2   Royal Crest                             Property          MLML         Manufactured Housing
  2.083            2   Forest Creek                            Property          MLML         Manufactured Housing
  2.084            2   Four Seasons                            Property          MLML         Manufactured Housing
  2.085            2   Cottonwood Grove                        Property          MLML         Manufactured Housing
  2.086            2   Highland                                Property          MLML         Manufactured Housing
  2.087            2   Valley Verde                            Property          MLML         Manufactured Housing
  2.088            2   Chalet City                             Property          MLML         Manufactured Housing
  2.089            2   Southridge Estates                      Property          MLML         Manufactured Housing
   2.09            2   Ridgewood Estates                       Property          MLML         Manufactured Housing
  2.091            2   Creekside                               Property          MLML         Manufactured Housing
  2.092            2   Eastview                                Property          MLML         Manufactured Housing
  2.093            2   Viking Villa                            Property          MLML         Manufactured Housing
  2.094            2   Lakewood Estates                        Property          MLML         Manufactured Housing
  2.095            2   Terrace Heights                         Property          MLML         Manufactured Housing
  2.096            2   Falcon Farms                            Property          MLML         Manufactured Housing
  2.097            2   Forest Park                             Property          MLML         Manufactured Housing
  2.098            2   Quail Run                               Property          MLML         Manufactured Housing
  2.099            2   Sheridan                                Property          MLML         Manufactured Housing
    2.1            2   Huguenot Estates                        Property          MLML         Manufactured Housing
  2.101            2   Countryside (CO)                        Property          MLML         Manufactured Housing
  2.102            2   Silver Creek                            Property          MLML         Manufactured Housing
  2.103            2   Havenwood                               Property          MLML         Manufactured Housing
  2.104            2   Northland                               Property          MLML         Manufactured Housing
  2.105            2   Ewing Trace                             Property          MLML         Manufactured Housing
  2.106            2   Overpass Point MHC                      Property          MLML         Manufactured Housing
  2.107            2   Enchanted Village                       Property          MLML         Manufactured Housing
  2.108            2   Seascape                                Property          MLML         Manufactured Housing
  2.109            2   Golden Triangle                         Property          MLML         Manufactured Housing
   2.11            2   Meadowood                               Property          MLML         Manufactured Housing
  2.111            2   Meadowbrook                             Property          MLML         Manufactured Housing
  2.112            2   Tallview Terrace                        Property          MLML         Manufactured Housing
  2.113            2   Western Mobile Estates                  Property          MLML         Manufactured Housing
  2.114            2   Whitney                                 Property          MLML         Manufactured Housing
  2.115            2   Five Seasons Davenport                  Property          MLML         Manufactured Housing
  2.116            2   Valley View - Honey Brook               Property          MLML         Manufactured Housing
  2.117            2   Village Park                            Property          MLML         Manufactured Housing
  2.118            2   Countryside Village (TN)                Property          MLML         Manufactured Housing
  2.119            2   Mobile Gardens                          Property          MLML         Manufactured Housing
   2.12            2   Carriage Court East                     Property          MLML         Manufactured Housing
  2.121            2   Mission Estates                         Property          MLML         Manufactured Housing
  2.122            2   Loveland                                Property          MLML         Manufactured Housing
  2.123            2   Meadow Glen                             Property          MLML         Manufactured Housing
  2.124            2   Shiloh Pines                            Property          MLML         Manufactured Housing
  2.125            2   Rolling Hills                           Property          MLML         Manufactured Housing
  2.126            2   Deerpointe                              Property          MLML         Manufactured Housing
  2.127            2   Cypress Shores                          Property          MLML         Manufactured Housing
  2.128            2   Oasis                                   Property          MLML         Manufactured Housing
  2.129            2   Tanglewood                              Property          MLML         Manufactured Housing
   2.13            2   Villa                                   Property          MLML         Manufactured Housing
  2.131            2   Castle Acres                            Property          MLML         Manufactured Housing
  2.132            2   Dynamic                                 Property          MLML         Manufactured Housing
  2.133            2   Big Country                             Property          MLML         Manufactured Housing
  2.134            2   Carriage Court Central                  Property          MLML         Manufactured Housing
  2.135            2   Northern Hills                          Property          MLML         Manufactured Housing
  2.136            2   Sunny Acres                             Property          MLML         Manufactured Housing
  2.137            2   Lakewood - TX                           Property          MLML         Manufactured Housing
  2.138            2   Westlake                                Property          MLML         Manufactured Housing
  2.139            2   Mesquite Meadows                        Property          MLML         Manufactured Housing
   2.14            2   Cedar Terrace                           Property          MLML         Manufactured Housing
  2.141            2   Frieden Manor                           Property          MLML         Manufactured Housing
  2.142            2   Country Club Manor                      Property          MLML         Manufactured Housing
  2.143            2   Suburban Estates                        Property          MLML         Manufactured Housing
  2.144            2   Deerhurst                               Property          MLML         Manufactured Housing
  2.145            2   Aledo                                   Property          MLML         Manufactured Housing
  2.146            2   President's Park                        Property          MLML         Manufactured Housing
  2.147            2   Woodlake                                Property          MLML         Manufactured Housing
  2.148            2   Silver Leaf                             Property          MLML         Manufactured Housing
  2.149            2   Dynamic II                              Property          MLML         Manufactured Housing
   2.15            2   Magnolia Circle                         Property          MLML         Manufactured Housing
  2.151            2   Twin Oaks                               Property          MLML         Manufactured Housing
  2.152            2   Washingtonville Manor                   Property          MLML         Manufactured Housing
  2.153            2   Brookside Village -PA                   Property          MLML         Manufactured Housing
  2.154            2   Westview                                Property          MLML         Manufactured Housing
  2.155            2   Sunset Country                          Property          MLML         Manufactured Housing
  2.156            2   Westmoor                                Property          MLML         Manufactured Housing
  2.157            2   The Towneship at Clifton                Property          MLML         Manufactured Housing
  2.158            2   Eagle Creek                             Property          MLML         Manufactured Housing
  2.159            2   Mesquite Ridge                          Property          MLML         Manufactured Housing
   2.16            2   Oak Park Village (TX)                   Property          MLML         Manufactured Housing
  2.161            2   Plantation Estates                      Property          MLML         Manufactured Housing
  2.162            2   Breazeale                               Property          MLML         Manufactured Housing
  2.163            2   Shady Hills                             Property          MLML         Manufactured Housing
  2.164            2   Cimmaron Village                        Property          MLML         Manufactured Housing
  2.165            2   Birchwood Farms                         Property          MLML         Manufactured Housing
  2.166            2   Terrell Crossing                        Property          MLML         Manufactured Housing
  2.167            2   Pleasant Grove (CO)                     Property          MLML         Manufactured Housing
  2.168            2   Willow Creek Estates                    Property          MLML         Manufactured Housing
  2.169            2   Bluebonnet Estates                      Property          MLML         Manufactured Housing
   2.17            2   Connelly Terrace                        Property          MLML         Manufactured Housing
  2.171            2   Hampton Acres                           Property          MLML         Manufactured Housing
  2.172            2   Meridian Sooner                         Property          MLML         Manufactured Housing
  2.173            2   Mesquite Green                          Property          MLML         Manufactured Housing
  2.174            2   El Lago                                 Property          MLML         Manufactured Housing
  2.175            2   Moosic Heights                          Property          MLML         Manufactured Housing
  2.176            2   Golden Rule                             Property          MLML         Manufactured Housing
  2.177            2   Amber Village                           Property          MLML         Manufactured Housing
  2.178            2   Riverchase                              Property          MLML         Manufactured Housing
  2.179            2   Hidden Hills                            Property          MLML         Manufactured Housing
   2.18            2   The Woodlands                           Property          MLML         Manufactured Housing
  2.181            2   Blue Valley                             Property          MLML         Manufactured Housing
  2.182            2   Autumn Forest                           Property          MLML         Manufactured Housing
  2.183            2   Valley View - Ephrata                   Property          MLML         Manufactured Housing
  2.184            2   Cowboy                                  Property          MLML         Manufactured Housing
  2.185            2   Lakeside - GA                           Property          MLML         Manufactured Housing
  2.186            2   Sunnyside                               Property          MLML         Manufactured Housing
  2.187            2   Trailmont                               Property          MLML         Manufactured Housing
  2.188            2   Timberland                              Property          MLML         Manufactured Housing
  2.189            2   Denton Falls                            Property          MLML         Manufactured Housing
   2.19            2   Terrace                                 Property          MLML         Manufactured Housing
  2.191            2   Lakeside - IA                           Property          MLML         Manufactured Housing
  2.192            2   Siesta Manor                            Property          MLML         Manufactured Housing
  2.193            2   Sunrise Terrace                         Property          MLML         Manufactured Housing
  2.194            2   Riverside (KS)                          Property          MLML         Manufactured Housing
  2.195            2   Chisholm Creek                          Property          MLML         Manufactured Housing
  2.196            2   Prairie Village                         Property          MLML         Manufactured Housing
  2.197            2   Willow Terrace                          Property          MLML         Manufactured Housing
  2.198            2   Countryside (KS)                        Property          MLML         Manufactured Housing
  2.199            2   Highview                                Property          MLML         Manufactured Housing
    2.2            2   Green Valley Village                    Property          MLML         Manufactured Housing
  2.201            2   Crestview - OK                          Property          MLML         Manufactured Housing
  2.202            2   Shady Lane                              Property          MLML         Manufactured Housing
  2.203            2   Western Park                            Property          MLML         Manufactured Housing
  2.204            2   Brookshire Village                      Property          MLML         Manufactured Housing
  2.205            2   Overholser Village                      Property          MLML         Manufactured Housing
  2.206            2   The Pines                               Property          MLML         Manufactured Housing
  2.207            2   Jonesboro (Atlanta Meadows)             Property          MLML         Manufactured Housing
  2.208            2   Park Plaza                              Property          MLML         Manufactured Housing
  2.209            2   Belaire                                 Property          MLML         Manufactured Housing
   2.21            2   Pine Hills                              Property          MLML         Manufactured Housing
  2.211            2   Commerce Heights                        Property          MLML         Manufactured Housing
  2.212            2   Oak Glen                                Property          MLML         Manufactured Housing
  2.213            2   Creekside Estates                       Property          MLML         Manufactured Housing
  2.214            2   Kimberly @ Creekside                    Property          MLML         Manufactured Housing
  2.215            2   Harper Woods                            Property          MLML         Manufactured Housing
  2.216            2   Brittany Place                          Property          MLML         Manufactured Housing
  2.217            2   Shady Creek                             Property          MLML         Manufactured Housing
  2.218            2   Connie Jean                             Property          MLML         Manufactured Housing
  2.219            2   Willow Springs                          Property          MLML         Manufactured Housing
   2.22            2   Seamist                                 Property          MLML         Manufactured Housing
  2.221            2   Pleasant View Estates                   Property          MLML         Manufactured Housing
  2.222            2   Navajo Lake Estates                     Property          MLML         Manufactured Housing
  2.223            2   Kopper View MHC                         Property          MLML         Manufactured Housing
  2.224            2   Carsons                                 Property          MLML         Manufactured Housing
  2.225            2   Rose Country Estates                    Property          MLML         Manufactured Housing
  2.226            2   Redwood Village                         Property          MLML         Manufactured Housing
  2.227            2   Birch Meadows                           Property          MLML         Manufactured Housing
  2.228            2   Terrace II                              Property          MLML         Manufactured Housing
  2.229            2   Englewood Village                       Property          MLML         Manufactured Housing
   2.23            2   Eastern Villa                           Property          MLML         Manufactured Housing
  2.231            2   El Caudillo                             Property          MLML         Manufactured Housing
  2.232            2   Chambersburg I & II                     Property          MLML         Manufactured Housing
  2.233            2   Wheel Estates                           Property          MLML         Manufactured Housing
  2.234            2   Oakwood Lake Village                    Property          MLML         Manufactured Housing
  2.235            2   Valley View - Ephrata II                Property          MLML         Manufactured Housing
  2.236            2   Oak Grove                               Property          MLML         Manufactured Housing
  2.237            2   Cedar Creek, KS                         Property          MLML         Manufactured Housing
  2.238            2   Oakridge / Stonegate                    Property          MLML         Manufactured Housing
  2.239            2   Vogel Manor MHC                         Property          MLML         Manufactured Housing
   2.24            2   Hidden Oaks                             Property          MLML         Manufactured Housing
  2.241            2   Plainview                               Property          MLML         Manufactured Housing
  2.242            2   Rockview Heights                        Property          MLML         Manufactured Housing
  2.243            2   West Cloud Commons                      Property          MLML         Manufactured Housing
  2.244            2   Gallant Estates                         Property          MLML         Manufactured Housing
  2.245            2   Sunset Village                          Property          MLML         Manufactured Housing
  2.246            2   Countryside (OK)                        Property          MLML         Manufactured Housing
  2.247            2   Chelsea                                 Property          MLML         Manufactured Housing
  2.248            2   Gregory Courts                          Property          MLML         Manufactured Housing
  2.249            2   El Lago II                              Property          MLML         Manufactured Housing
   2.25            2   Glen Acres                              Property          MLML         Manufactured Housing
  2.251            2   Shadow Mountain                         Property          MLML         Manufactured Housing
  2.252            2   Pine Haven MHP                          Property          MLML         Manufactured Housing
  2.253            2   Collingwood MHP                         Property          MLML         Manufactured Housing
  2.254            2   Mountaintop                             Property          MLML         Manufactured Housing
  2.255            2   Whispering Hills                        Property          MLML         Manufactured Housing
  2.256            2   Mulberry Heights                        Property          MLML         Manufactured Housing
  2.257            2   Zoppe's                                 Property          MLML         Manufactured Housing
  2.258            2   Shawnee Hills                           Property          MLML         Manufactured Housing
  2.259            2   Pleasant Grove (NC)                     Property          MLML         Manufactured Housing
   2.26            2   Park Avenue Estates                     Property          MLML         Manufactured Housing
  2.261            2   Monroe Valley                           Property          MLML         Manufactured Housing
  2.262            2   El Dorado                               Property          MLML         Manufactured Housing
  2.263            2   Crestview - PA                          Property          MLML         Manufactured Housing
  2.264            2   Sherwood Acres                          Property          MLML         Manufactured Housing
  2.265            2   Bush Ranch                              Property          MLML         Manufactured Housing
  2.266            2   Glenview                                Property          MLML         Manufactured Housing
  2.267            2   Misty Hollow                            Property          MLML         Manufactured Housing
  2.268            2   Audora                                  Property          MLML         Manufactured Housing
  2.269            2   Green Acres                             Property          MLML         Manufactured Housing
   2.27            2   Sunset 77                               Property          MLML         Manufactured Housing
  2.271            2   Hidden Acres                            Property          MLML         Manufactured Housing
  2.272            2   Park D'Antoine                          Property          MLML         Manufactured Housing
  2.273            2   Sleepy Hollow                           Property          MLML         Manufactured Housing
  2.274            2   Sycamore Square                         Property          MLML         Manufactured Housing
      5            1   U-Haul SAC 12 & 13                      Loan              MLML         Self Storage
   5.01            1   U-Haul Center Hayden Road               Property          MLML         Self Storage
   5.02            1   U-Haul Ctr Broward                      Property          MLML         Self Storage
   5.03            1   U-Haul Ctr Covina                       Property          MLML         Self Storage
   5.04            1   U-Haul Center Old Natl Hwy              Property          MLML         Self Storage
   5.05            1   U-Haul Center Of Vacaville              Property          MLML         Self Storage
   5.06            1   U-Haul Of Hyannis                       Property          MLML         Self Storage
   5.07            1   U-Haul Ct Of Tigard                     Property          MLML         Self Storage
   5.08            1   U-Haul Ctr Of N Richland Hills          Property          MLML         Self Storage
   5.09            1   U-Haul Ctr Tulane                       Property          MLML         Self Storage
    5.1            1   U-Haul Gause Blvd                       Property          MLML         Self Storage
   5.11            1   U-Haul Center Goldenrod                 Property          MLML         Self Storage
   5.12            1   U-Haul Storage Worcester                Property          MLML         Self Storage
   5.13            1   U-Haul Mechanicsburg                    Property          MLML         Self Storage
   5.14            1   U-Haul Center Grissom Road              Property          MLML         Self Storage
   5.15            1   U-Haul Lambert Road                     Property          MLML         Self Storage
   5.16            1   U-Haul Ctr Savannah                     Property          MLML         Self Storage
   5.17            1   U-Haul Center I-10 West                 Property          MLML         Self Storage
     16            2   The Haven Apartments                    Loan              MLML         Multifamily
     24            1   Capitol Shopping Center                 Loan              MLML         Retail
     25            1   Santa Clarita Plaza                     Loan              MLML         Retail
     29            1   CVS Distribution Facility               Loan              MLML         Industrial
     30            1   Pacific Asian Plaza                     Loan              MLML         Retail
     35            1   Bridgeway Tech Center I                 Loan              MLML         Office
     36            1   Solita Soho Hotel                       Loan              MLML         Hospitality
     50            1   Elston & Webster Building               Loan              MLML         Mixed Use
     51            1   Lancaster Courtyard by Marriott         Loan              MLML         Hospitality
     60            1   Federal Way Crossings II                Loan              MLML         Retail
     61            1   Casino Self Storage - Moorpark          Loan              MLML         Self Storage
     62            1   El Pueblito Shopping Center             Loan              MLML         Retail
     63            1   Bennett's Creek Crossing                Loan              MLML         Retail
     76            1   198 & 200 Main Street                   Loan              MLML         Office
    125            1   Walgreens Stephens City                 Loan              MLML         Retail
    126            1   CVS West Hempstead                      Loan              MLML         Retail
    127            1   3300 West Sixth Street                  Loan              MLML         Retail
    133            1   Creekstone Village Shopping Center      Loan              MLML         Retail

                                                                                                            Cut-Off Date
Loan #    Street Address                        City                   County          State     Zip Code   Balance ($)
-------   -----------------------------------   --------------------   -------------   -------   --------   ------------
      1   Various                               Various                Various         Various   Various     335,000,000
   1.01   15754 Northwest 7th Avenue            Miami                  Miami-Dade      FL           33169     17,200,000
   1.02   15385 Southwest 73rd Terrace Circle   Miami                  Miami-Dade      FL           33193     17,170,000
   1.03   17825-18985 Thelma Avenue             Jupiter                Palm Beach      FL           33458     12,800,000
   1.04   17940 NW 67th Avenue                  Hialeah                Miami-Dade      FL           33015     11,400,000
   1.05   10509 SW 216th Street                 Cutler Bay             Miami-Dade      FL           33190      8,680,000
   1.06   3829 Redan Road                       Decatur                DeKalb          GA           30032      7,200,000
   1.07   2390 Woodglen Drive                   Indianapolis           Marion          IN           46260      6,676,000
   1.08   5520 Collins Road                     Jacksonville           Duval           FL           32244      6,410,000
   1.09   1228 Southeast Astorwood Place        Stuart                 Martin          FL           34994      6,390,000
    1.1   7693 Alicia Lane                      Sarasota               Manatee         FL           34243      6,240,000
   1.11   11750 Alden Road                      Jacksonville           Duval           FL           32246      6,160,000
   1.12   2729 Ridgewood Drive                  Elkhart                Elkhart         IN           46517      5,840,000
   1.13   5161 Jaczko Lane                      West Palm Beach        Palm Beach      FL           33415      5,760,000
   1.14   6804 Parkway Drive                    Douglasville           Douglas         GA           30135      5,760,000
   1.15   5421 Covington Highway                Decatur                DeKalb          GA           30035      5,700,000
   1.16   715-A Clearview Drive                 Greenwood              Johnson         IN           46143      5,700,000
   1.17   480 Lancaster Pike                    Circleville            Pickaway        OH           43113      5,600,000
   1.18   135 Fern Hollow Road                  Coraopolis             Allegheny       PA           15108      5,480,000
   1.19   180 Codell Drive                      Lexington              Fayette         KY           40509      5,400,000
    1.2   1116 N Tennessee Street               Cartersville           Bartow          GA           30120      5,360,000
   1.21   1769 Shadetree Way                    Palm Springs           Palm Beach      FL           33406      5,200,000
   1.22   5984 Heathmore Drive                  Indianapolis           Marion          IN           46237      5,200,000
   1.23   5239 Harvestwood Lane                 Gahanna                Franklin        OH           43230      5,190,000
   1.24   3616 Hogans Run Road                  Columbus               Franklin        OH           43221      5,100,000
   1.25   112 Mocking Bird Court                Pickerington           Fairfield       OH           43147      4,660,000
   1.26   4151 Amston Drive                     Dayton                 Montgomery      OH           45424      4,520,000
   1.27   108 Waterbury Court                   Westland               Wayne           MI           48186      4,400,000
   1.28   15025 Pine Meadows Drive              Fort Myers             Lee             FL           33908      4,380,000
   1.29   11023 Elmtree Park Drive              Indianapolis           Marion          IN           46229      4,240,000
    1.3   100 Sherbrook Court                   Wexford                Allegheny       PA           15090      4,240,000
   1.31   13809 Heronwood Lane SW               Fort Myers             Lee             FL           33919      4,190,000
   1.32   13971 Windrush Court                  Fort Myers             Lee             FL           33903      4,150,000
   1.33   1056 Mindy Lane                       Wooster                Wayne           OH           44691      4,050,000
   1.34   3520 Washington Pike                  Bridgeville            Allegheny       PA           15017      4,000,000
   1.35   1500 Monument Road                    Jacksonville           Duval           FL           32225      3,980,000
   1.36   2900 Reidville Road                   Spartanburg            Spartanburg     SC           29301      3,970,000
   1.37   105 Trace Terrace                     Stone Mountain         DeKalb          GA           30083      3,840,000
   1.38   6290 Berryhill Road                   Milton                 Santa Rosa      FL           32570      3,770,000
   1.39   200 Hospital Drive                    Crestview              Okaloosa        FL           32539      3,730,000
    1.4   121 Covington Avenue                  Thomasville            Thomas          GA           31792      3,600,000
   1.41   4140 Mt.Carmel Tobasco Road           Cincinnati             Clermont        OH           45255      3,560,000
   1.42   6001 Barley Avenue                    Louisville             Jefferson       KY           40218      3,470,000
   1.43   101 Tree Glen Way                     Dayton                 Montgomery      OH           45415      3,410,000
   1.44   1248 Warble Drive                     Columbus               Franklin        OH           43204      3,320,000
   1.45   101 Fister Court                      Augusta                Richmond        GA           30909      3,280,000
   1.46   611 Mt. Homer Road                    Eustis                 Lake            FL           32726      3,270,000
   1.47   1500 Spring Gate Drive                Panama City            Bay             FL           32404      3,269,000
   1.48   101 Woodcrest Circle                  Warner Robins          Houston         GA           31093      3,230,000
   1.49   101 Iris Glen Drive SE                Conyers                Rockdale        GA           30013      3,200,000
    1.5   1100 Lakeshore Drive                  Ft. Oglethorpe         Catoosa         GA           30742      3,160,000
   1.51   1 Ashgrove Court                      Franklin               Warren          OH           45005      3,100,000
   1.52   6815 Waters Avenue                    Savannah               Chatham         GA           31406      3,010,000
   1.53   104 Springbrook Court                 Anderson               Anderson        SC           29621      3,000,000
   1.54   2413 South Green River Road           Evansville             Vanderburgh     IN           47715      2,960,000
   1.55   3580 Lindendale Drive                 Columbus               Franklin        OH           43204      2,920,000
   1.56   500 North Lexington-Springmill Road   Mansfield              Richland        OH           44906      2,800,000
   1.57   1200 Northeast 30th Avenue            Ocala                  Marion          FL           34470      2,745,000
   1.58   1017 South Main Street                Bowling Green          Wood            OH           43402      2,730,000
   1.59   127 Havanna Avenue                    Waycross               Ware            GA           31501      2,700,000
    1.6   4151 Amston Drive                     Dayton                 Montgomery      OH           45424      2,680,000
   1.61   1375 College Station Road             Athens                 Clarke          GA           30605      2,640,000
   1.62   710 Eureka Springs Drive              Lexington              Fayette         KY           40517      2,620,000
   1.63   2567 Hudson Drive                     Cuyahoga Falls         Summit          OH           44221      2,600,000
   1.64   4070 Leap Road                        Hilliard               Franklin        OH           43026      2,550,000
   1.65   310 Midland Boulevard                 Shelbyville            Shelby          KY           40065      2,440,000
   1.66   901 Princeton Road                    Madisonville           Hopkins         KY           42431      2,380,000
   1.67   110 Cedargate Court                   Michigan City          La Porte        IN           46360      2,260,000
   1.68   120 Lonnie Lane                       Americus               Sumter          GA           31709      2,240,000
   1.69   103 Princeton Court                   Evansville             Vanderburgh     IN           47715      2,230,000
    1.7   10431 SE 49th Court                   Belleview              Marion          FL           34420      2,160,000
   1.71   2306 Granite Drive                    Lebanon                Boone           IN           46052      2,160,000
   1.72   1100 Taywood Drive                    Englewood              Montgomery      OH           45322      1,940,000
   1.73   20 Hartwick Drive                     Tipton                 Tipton          IN           46072      1,630,000
      2   Various                               Various                Various         Various   Various     250,000,000
      2   Various                               Various                Various         Various   Various     200,000,000
      2   Various                               Various                Various         Various   Various      50,000,000
  2.001   14001 Beach Boulevard                 Jacksonville           Duval           FL           32250      6,448,746
  2.002   8403 Millinockett Lane                Orlando                Orange          FL           32825      4,623,294
  2.003   10960 Beach Boulevard                 Jacksonville           Duval           FL           32246      4,316,090
  2.004   13000 SW 5th Court                    Davie                  Broward         FL           33325      3,810,854
  2.005   4750 Siesta Lago Drive                Kissimmee              Osceola         FL           34746      3,650,904
  2.006   696 Tara Road                         Jonesboro              Clayton         GA           30238      3,541,733
  2.007   655 North Highway 89                  North Salt Lake        Davis           UT           84054      3,399,556
  2.008   6500 East 88th Avenue                 Henderson              Adams           CO           80640      3,121,549
  2.009   2500 East Harmony Road                Fort Collins           Larimer         CO           80528      3,068,232
   2.01   1661 Powder Springs Road              Marietta               Cobb            GA           30064      2,895,589
  2.011   1800 Alpine Drive                     Apopka                 Orange          FL           32703      2,768,645
  2.012   5100 South 1300 East                  Salt Lake City         Salt Lake       UT           84117      2,654,395
  2.013   6359 Bells Ferry Road                 Acworth                Cherokee        GA           30102      2,611,235
  2.014   302 Fillmore Street                   Naples                 Collier         FL           34104      2,552,840
  2.015   14470 East 13th Avenue                Aurora                 Arapahoe        CO           80011      2,458,902
  2.016   225 Club Drive                        Fairburn               Fayette         GA           30213      2,342,114
  2.017   11352 South Crescentwood Drive        Sandy                  Salt Lake       UT           84070      2,160,584
  2.018   100 Castle Club Drive                 Stone Mountain         Gwinnett        GA           30087      2,031,101
  2.019   7330 Lands End Lane                   Liverpool              Onondaga        NY           13090      1,981,593
   2.02   1240 North Cowan Avenue               Lewisville             Denton          TX           75057      1,967,629
  2.021   2800 Hampton Park Drive               West Valley City       Salt Lake       UT           84119      1,956,204
  2.022   8000 Highway 85                       Riverdale              Clayton         GA           30296      1,938,432
  2.023   5709 Buffaloe Road                    Raleigh                Wake            NC           27616      1,853,380
  2.024   31 Regina Drive                       Bloomingburg           Sullivan        NY           12721      1,847,033
  2.025   420 Pittsburg Landing                 Summerville            Berkeley        SC           29483      1,838,147
  2.026   8401 East Saddlebrook Drive           North Charleston       Dorchester      SC           29420      1,796,255
  2.027   3600 East 88th Avenue                 Thornton               Adams           CO           80229      1,774,992
  2.028   17190 Mount Vernon Road               Golden                 Jefferson       CO           80401      1,675,659
  2.029   100 Plantation Hill Road              Mableton               Cobb            GA           30126      1,662,964
   2.03   1100 Greenvale Road                   Raleigh                Wake            NC           27603      1,635,036
  2.031   8400 South 4000 West                  West Jordan            Salt Lake       UT           84088      1,600,762
  2.032   2700 C Street                         Greeley                Weld            CO           80631      1,579,181
  2.033   5406 Torrey Road                      Flint                  Genesee         MI           48507      1,575,373
  2.034   5 Springdale Drive                    Belton                 Cass            MO           64012      1,552,523
  2.035   14900 Lasater Road                    Dallas                 Dallas          TX           75253      1,509,362
  2.036   2515 Cumberland Road                  Grand Forks            Grand Forks     ND           58201      1,495,398
  2.037   1000 Coyote Trail                     Las Cruces             Dona Ana        NM           88001      1,487,782
  2.038   2880 Cobb Parkway North               Kennesaw               Cobb            GA           30152      1,487,782
  2.039   2600 North Hill Field                 Layton                 Davis           UT           84041      1,483,973
   2.04   4100 N US Highway 29                  Greensboro             Guilford        NC           27405      1,454,776
  2.041   148 Broadmore                         Goshen                 Elkhart         IN           46528      1,453,507
  2.042   4000 Southwest 47th Street            Gainesville            Alachua         FL           32608      1,447,160
  2.043   5902 Ayers Street                     Corpus Christi         Nueces          TX           78415      1,444,621
  2.044   5309 Highway 75 North                 Sioux City             Woodbury        IA           51108      1,437,004
  2.045   5515 118th Street                     Jacksonville           Duval           FL           32244      1,410,346
  2.046   1232 West Rock River Road             West Valley City       Salt Lake       UT           84119      1,409,076
  2.047   3323 Iowa Street                      Lawrence               Douglas         KS           66046      1,376,071
  2.048   4937 Stuart Road                      Denton                 Denton          TX           76207      1,367,185
  2.049   4515 34th Street                      Moline                 Rock Island     IL           61265      1,348,143
   2.05   7631 Dallas Highway                   Douglasville           Douglas         GA           30134      1,345,605
  2.051   5100 South 1050 West                  Riverdale              Weber           UT           84405      1,320,216
  2.052   9 Pinetree Road                       Lawrenceville          Gwinnett        GA           30043      1,307,521
  2.053   4255 Smokecreek Parkway               Snellville             Gwinnett        GA           30039      1,307,521
  2.054   700 35th Street                       Marion                 Linn            IA           52302      1,301,174
  2.055   1081 Easton Road                      Danboro                Bucks           PA           18810      1,301,174
  2.056   3000 Tuttle Creek Boulevard           Manhattan              Riley           KS           66502      1,288,480
  2.057   2491 North Highway 89                 Pleasant View          Weber           UT           84404      1,268,169
  2.058   6812 Randol Mill Road                 Fort Worth             Tarrant         TX           76120      1,263,091
  2.059   435 North 35th Avenue                 Greeley                Weld            CO           80631      1,247,223
   2.06   1960 Pedalers Pond Boulevard          Lake Wales             Polk            FL           33859      1,221,200
  2.061   3308 South East 89th Street           Oklahoma City          Cleveland       OK           73135      1,218,661
  2.062   1101 Hickory Boulevard                Altoona                Polk            IA           50009      1,218,661
  2.063   8460 West Sunset Hills Drive          Magna                  Salt Lake       UT           84044      1,217,391
  2.064   36 Hopf Drive                         Nanuet                 Rockland        NY           10954      1,216,122
  2.065   7400 Twin Parks Drive                 Arlington              Tarrant         TX           76001      1,211,044
  2.066   4441 Highway 162                      Pontoon Beach          Madison         IL           62040      1,211,044
  2.067   1219 West 450 North                   Clearfield             Davis           UT           84015      1,205,966
  2.068   3000 Stony Brook Drive                Raleigh                Wake            NC           27604      1,195,811
  2.069   2011 West Wilden Avenue               Goshen                 Elkhart         IN           46528      1,194,541
   2.07   5250 West 53rd Avenue                 Arvada                 Jefferson       CO           80002      1,192,003
  2.071   1708 Bunker Hill Lane                 Lewisville             Denton          TX           75056      1,190,733
  2.072   1201 County Road 15                   Elkhart                Elkhart         IN           46516      1,188,194
  2.073   1450 North Washington Boulevard       Ogden                  Webber          UT           84404      1,180,578
  2.074   7301 Buttonwood                       Kansas City            Wyandotte       KS           66111      1,178,039
  2.075   1520 Atokad Drive                     South Sioux City       Dakota          NE           68776      1,175,500
  2.076   8155 Redwood Road                     West Jordan            Salt Lake       UT           84088      1,158,997
  2.077   617 Holfords Prairie                  Lewisville             Denton          TX           75056      1,136,147
  2.078   5535 Dysart Road                      Waterloo               Black Hawk      IA           50701      1,129,800
  2.079   1512 Highway 54 West                  Fayetteville           Fayette         GA           30214      1,129,800
   2.08   18 Williams Street                    Taylor                 Lackawanna      PA           18517      1,127,261
  2.081   3211 West Division Street             Arlington              Tarrant         TX           76012      1,108,220
  2.082   2025 East Jemez Road                  Los Alamos             Los Alamos      NM           87544      1,100,603
  2.083   855 East Mishawaka Road               Elkhart                Elkhart         IN           46517      1,100,603
  2.084   100 Apollo Drive                      Fayetteville           Fayette         GA           30214      1,094,256
  2.085   4500 14th Street                      Plano                  Collin          TX           75074      1,079,023
  2.086   1875 Osolo Road                       Elkhart                Elkhart         IN           46514      1,066,328
  2.087   1751 West Hadley                      Las Cruces             Dona Ana        NM           88005      1,054,903
  2.088   301 Alpine Lane                       Crowley                Tarrant         TX           76036      1,053,634
  2.089   802 E. County Line Road Lot 259       Des Moines             Polk            IA           50320      1,046,017
   2.09   4100 Southeast Adams                  Topeka                 Shawnee         KS           66609      1,026,976
  2.091   2510 Highway 175N                     Seagoville             Dallas          TX           75159      1,025,706
  2.092   601 El Camino Road                    Gillette               Campbell        WY           82716      1,025,706
  2.093   433 East 980 North                    Ogden                  Weber           UT           84404      1,005,395
  2.094   7171 West 60th Street                 Davenport              Scott           IA           52804        993,335
  2.095   4001 Peru Road                        Dubuque                Dubuque         IA           52001        992,066
  2.096   2507 214th Street North               Port Byron             Rock Island     IL           61275        985,084
  2.097   183 Pitcher Road                      Queensbury             Warren          NY           12804        977,467
  2.098   903 South Main Street                 Hutchins               Dallas          TX           75141        963,504
  2.099   5305 North Sheridan                   Arvada                 Jefferson       CO           80002        960,965
    2.1   18-5 Cherry Street                    Port Jervis            Orange          NY           12771        959,695
  2.101   2036 1st Avenue                       Greeley                Weld            CO           80631        944,462
  2.102   4930 North Dittmer Street             Davenport              Scott           IA           52806        928,594
  2.103   106 Havenwood Drive                   Pompano Beach          Broward         FL           33064        911,457
  2.104   11819 North College Avenue            Kansas City            Clay            MO           64156        903,840
  2.105   4201 Windsor Place                    Des Moines             Polk            IA           50320        896,223
  2.106   99 East Green Pines Drive             Tooele                 Tooele          UT           84074        896,223
  2.107   246 Wonderland Drive                  Alton                  Madison         IL           62002        889,559
  2.108   6301 Old Brownsville Road             Corpus Christi         Nueces          TX           78417        882,260
  2.109   301 South Coppell Road                Coppell                Dallas          TX           75019        877,182
   2.11   1900 Northwest Lyman Road             Topeka                 Shawnee         KS           66608        875,912
  2.111   33550 East Highway 96                 Pueblo                 Pueblo          CO           81001        868,296
  2.112   3290 North Martha Street              Sioux City             Woodbury        IA           51105        867,026
  2.113   7148 West Arabian Way                 West Valley City       Salt Lake       UT           84128        865,757
  2.114   8401 NW 13th Street                   Gainesville            Alachua         FL           32653        860,679
  2.115   5112 North Fairmount Avenue           Davenport              Scott           IA           52806        856,871
  2.116   1 Mark Lane                           Honey Brook            Chester         PA           19344        853,063
  2.117   724 Creek Ridge Road                  Greensboro             Guilford        NC           27406        842,907
  2.118   200 Early Road                        Columbia               Maury           TN           38401        833,069
  2.119   6250 North Federal Boulevard          Denver                 Adams           CO           80221        830,213
   2.12   3475 Goldenrod Road                   Orlando                Orange          FL           32822        817,518
  2.121   12400 Rojas Drive                     El Paso                El Paso         TX           79928        816,249
  2.122   4105 Garfield Avenue                  Loveland               Larimer         CO           80538        812,440
  2.123   600 Glen Vista Drive                  Keller                 Tarrant         TX           76248        807,363
  2.124   2525 Shiloh Road                      Tyler                  Smith           TX           75703        801,016
  2.125   1322 South Belt Line Road             Dallas                 Dallas          TX           75253        794,668
  2.126   9380 103rd Street                     Jacksonville           Duval           FL           32210        792,129
  2.127   200 Bass Circle                       Winter Haven           Polk            FL           33881        784,513
  2.128   2221 South Prairie Avenue             Pueblo                 Pueblo          CO           81005        783,243
  2.129   100 Sara Lane                         Huntsville             Walker          TX           77340        764,202
   2.13   3096 Camelot Drive                    Flint                  Genesee         MI           48507        762,932
  2.131   1713 West US Highway 50               O'Fallon               Saint Clair     IL           62269        755,316
  2.132   1335 Dynamic Drive                    DeSoto                 Dallas          TX           75115        754,046
  2.133   3400 South Greeley Hwy                Cheyenne               Laramie         WY           82007        751,507
  2.134   4820 West Oakridge Road               Orlando                Orange          FL           32809        746,430
  2.135   1901 W. Shady Grove Road              Springdale             Washington      AR           72764        741,352
  2.136   272 Nicole Lane                       Somerset               Somerset        PA           15501        732,466
  2.137   1023 Lakes Drive                      Royse City             Rockwall        TX           75189        724,849
  2.138   9717 NW 10th Street                   Oklahoma City          Canadian        OK           73127        721,041
  2.139   14647 Lasater Road                    Dallas                 Dallas          TX           75253        721,041
   2.14   1834 Gretchen Drive SW                Cedar Rapids           Linn            IA           52404        715,963
  2.141   102 Frieden Manor                     Schuylkill Haven       Schuylkill      PA           17972        710,885
  2.142   4003 Birch Drive                      Imperial               Jefferson       MO           63052        700,730
  2.143   16 East Maruca Drive                  Greensburg             Westmoreland    PA           15601        694,383
  2.144   6500 Privette Road                    Wendell                Wake            NC           27591        684,227
  2.145   124 East Yates Circle                 Aledo                  Parker          TX           76008        682,958
  2.146   158 Fillmore Street                   Grand Forks            Grand Forks     ND           58201        660,108
  2.147   5418 Country Club Road                Greensboro             Guilford        NC           27405        658,838
  2.148   1550 North Main Street                Mansfield              Tarrant         TX           76063        658,838
  2.149   1129 East Parkerville Road            DeSoto                 Dallas          TX           75115        656,300
   2.15   7915 103rd Street                     Jacksonville           Duval           FL           32210        648,683
  2.151   1915 West MacArthur Road              Wichita                Sedgwick        KS           67217        644,875
  2.152   1 East Avenue                         Washingtonville        Orange          NY           10992        641,066
  2.153   202 Skyline Drive                     Berwick                Columbia        PA           17815        634,719
  2.154   3201 West Echeta Road                 Gillette               Campbell        WY           82716        629,641
  2.155   5000 Red Creek Springs Road           Pueblo                 Peublo          CO           81005        623,294
  2.156   7901 South Council Road               Oklahoma City          Oklahoma        OK           73169        619,486
  2.157   3232 South Clifton                    Wichita                Sedgwick        KS           67216        615,678
  2.158   11300 US Highway 271                  Tyler                  Smith           TX           75708        600,444
  2.159   14222 Lasater Road                    Dallas                 Dallas          TX           75253        599,175
   2.16   550 Ruby Road                         Coppell                Dallas          TX           75019        597,905
  2.161   3461 Bankhead Hwy                     Douglasville           Douglas         GA           30134        596,636
  2.162   2458 North 9th Street                 Laramie                Albany          WY           82072        591,558
  2.163   1508 Dickerson Road                   Nashville              Davidson        TN           37207        583,942
  2.164   300 East Prosser Road                 Cheyenne               Laramie         WY           82007        582,672
  2.165   8057 Birchwood Drive                  Birch Run              Saginaw         MI           48415        578,864
  2.166   2390 West Moore Avenue                Terrell                Kaufman         TX           75160        575,056
  2.167   517 East Trilby Road                  Fort Collins           Larimer         CO           80525        568,708
  2.168   900 Century Drive                     Ogden                  Weber           UT           84404        568,708
  2.169   901 East Young Avenue                 Temple                 Bell            TX           76501        564,900
   2.17   20 Florida Street                     Connelly               Ulster          NY           12417        563,631
  2.171   1501 South Hampton Road               DeSoto                 Dallas          TX           75115        558,553
  2.172   5900 SE 48th Street                   Oklahoma City          Oklahoma        OK           73135        550,936
  2.173   100 South Belt Line Road              Dallas                 Dallas          TX           75253        545,858
  2.174   5712 Martin Street                    Fort Worth             Tarrant         TX           76119        544,589
  2.175   118 1st Street                        Avoca                  Luzerne         PA           18641        516,661
  2.176   2001 South MacArthur Boulevard        Oklahoma City          Oklahoma        OK           73128        515,392
  2.177   13965 Skyfrost Lane                   Dallas                 Dallas          TX           75253        510,949
  2.178   4440 Tuttle Creek Boulevard           Manhattan              Riley           KS           66502        506,506
  2.179   One Sequoia Drive                     Casper                 Natrona         WY           82604        498,889
   2.18   4480 S. Meridian                      Wichita                Sedgwick        KS           67217        497,620
  2.181   730 Allen Road                        Manhattan              Riley           KS           66502        493,811
  2.182   3700 East Sourwood Drive              Browns Summit          Guilford        NC           27214        486,195
  2.183   50 Mollie Drive                       Ephrata                Lancaster       PA           17522        484,925
  2.184   845 Barton Road                       Pocatello              Bannock         ID           83204        483,656
  2.185   3291 Bankhead Hwy                     Lithia Springs         Douglas         GA           30122        469,692
  2.186   2901 West Ridge Pike                  Norristown             Montgomery      PA           19403        456,998
  2.187   1341 Dickerson Pike                   Goodlettsville         Davidson        TN           37072        451,920
  2.188   13501 SE 29th Street                  Choctaw                Oklahoma        OK           73020        449,381
  2.189   6601 Grissom Road                     Denton                 Denton          TX           76208        448,112
   2.19   351 North Forest                      Casper                 Natrona         WY           82609        444,303
  2.191   11325 140th Street                    Davenport              Scott           IA           52804        444,303
  2.192   35 San Aymores Court                  Fenton                 Jefferson       MO           63026        441,130
  2.193   2305 E. 19th Street North             Newton                 Jasper          IA           50208        439,226
  2.194   420 North Street                      Lawrence               Douglas         KS           66044        435,417
  2.195   501 East 63rd Street N                Park City              Sedgwick        KS           67219        429,070
  2.196   1661 West Republic                    Salina                 Saline          KS           67401        427,801
  2.197   5429 Parker Henderson Road            Fort Worth             Tarrant         TX           76119        426,055
  2.198   1000 Reservation Road                 Hays                   Ellis           KS           67601        425,262
  2.199   4901 South Douglas Highway            Gillette               Campbell        WY           83718        423,992
    2.2   2760 Robertson Road                   Casper                 Natrona         WY           82604        423,992
  2.201   2323 East 6th Avenue                  Stillwater             Payne           OK           74074        408,759
  2.202   6791 Highway 2                        Commerce City          Adams           CO           80022        397,334
  2.203   2575 West 6th Street                  Fayetteville           Washington      AR           72704        392,256
  2.204   4800 West Four Ridge Road             House Springs          Jefferson       MO           63051        389,718
  2.205   9355 Sundown Road                     Oklahoma City          Canadian        OK           73127        387,179
  2.206   9919 Hwy 78                           Ladson                 Charleston      SC           29456        387,179
  2.207   275 Upper Riverdale Road              Riverdale              Clayton         GA           30274        380,831
  2.208   4317 Clemence Street                  Gillette               Campbell        WY           82718        378,293
  2.209   1550 Yellowstone Avenue               Pocatello              Bannock         ID           83201        377,023
   2.21   101 North Michigan                    Lawrence               Douglas         KS           66044        370,676
  2.211   7701 Brighton Boulevard               Commerce City          Adams           CO           80022        366,868
  2.212   5909 South Wilkerson Road             Fayetteville           Washington      AR           72704        364,329
  2.213   301 Modene Street                     Seagoville             Dallas          TX           75159        355,443
  2.214   2402 Highway 175N                     Seagoville             Dallas          TX           75159        351,634
  2.215   2200 Harper Street                    Lawrence               Douglas         KS           66046        346,557
  2.216   1735 Northwest Lyman Road             Topeka                 Shawnee         KS           66608        326,246
  2.217   15250 Kleberg Road                    Dallas                 Dallas          TX           75253        321,168
  2.218   5570 Connie Jean Road                 Jacksonville           Duval           FL           32222        318,629
  2.219   4600 Old Blue Circle                  Fort Worth             Tarrant         TX           76119        311,330
   2.22   702 S Clarkwood Road                  Corpus Christi         Nueces          TX           78406        311,012
  2.221   6020 Fort Jenkins Lane                Bloomsburg             Columbia        PA           18603        300,857
  2.222   501 East 63rd Street North            Wichita                Sedgwick        KS           67219        298,318
  2.223   7122 West Bendixon Drive              West Valley City       Salt Lake       UT           84128        297,049
  2.224   649 North Franklin Street             Chambersburg           Franklin        PA           17201        291,971
  2.225   3400 NNE Loop 323                     Tyler                  Smith           TX           75708        289,432
  2.226   1735 West 3150 South                  West Valley City       Salt Lake       UT           84119        275,468
  2.227   214 Jones Road                        Saratoga Springs       Saratoga        NY           12866        274,199
  2.228   350 North Forest Drive                Casper                 Natrona         WY           82609        267,851
  2.229   2334 McCann Avenue                    Cheyenne               Laramie         WY           82001        264,043
   2.23   402 Villa Drive                       Stillwater             Payne           OK           74074        261,504
  2.231   4960 South Seneca                     Wichita                Sedgwick        KS           67217        255,157
  2.232   5368 Philadelphia Avenue              Chambersburg           Franklin        PA           17202        242,463
  2.233   5225 South Orange Blossom Trail       Orlando                Orange          FL           32839        239,924
  2.234   29 Oakwood Lane                       Tunkhannock            Wyoming         PA           18657        233,577
  2.235   75 Synder Lane                        Ephrata                Lancaster       PA           17522        233,577
  2.236   2716 West Delmar Avenue               Godfrey                Madison         IL           62035        231,038
  2.237   745 Cedar Drive                       Salina                 Saline          KS           67401        228,499
  2.238   800 Eastgate                          Stillwater             Payne           OK           74074        220,882
  2.239   71 Vogel Circle                       Arnold                 Jefferson       MO           63010        220,882
   2.24   5306 Rita Kay Lane                    Fort Worth             Tarrant         TX           76119        218,819
  2.241   3650 Harvey Place                     Casper                 Natrona         WY           82601        218,343
  2.242   201 Rockview Lane                     Arnold                 Jefferson       MO           63010        217,074
  2.243   1319 West Cloud Street                Salina                 Saline          KS           67401        213,266
  2.244   4449 Burlington Road                  Greensboro             Guilford        NC           27405        211,996
  2.245   1400 Old Sivells Bend Road            Gainesville            Cooke           TX           76240        210,727
  2.246   1824 South Chester                    Stillwater             Payne           OK           74074        210,727
  2.247   924 North Elmira Street               Sayre                  Bradford        PA           18840        210,727
  2.248   2 Erica Circle                        Honey Brook            Chester         PA           17202        210,727
  2.249   5701 Martin Street                    Fort Worth             Tarrant         TX           76119        204,221
   2.25   500 East 50th Street South            Wichita                Sedgwick        KS           67216        203,110
  2.251   1601 EFM 1417                         Sherman                Grayson         TX           75090        201,841
  2.252   191 Pine Haven Circle                 Blossvale              Oneida          NY           13308        201,206
  2.253   358 Chambers Road                     Horseheads             Chemung         NY           14845        194,065
  2.254   37 Mountaintop Lane                   Narvon                 Lancaster       PA           17555        190,416
  2.255   905 East 3rd Avenue                   Coal Valley            Rock Island     IL           61240        185,338
  2.256   5429 Wilbarger Street                 Fort Worth             Tarrant         TX           76119        184,386
  2.257   2607 Highway 175N                     Seagoville             Dallas          TX           75159        170,105
  2.258   4420 SW 61st Street                   Topeka                 Shawnee         KS           66619        166,296
  2.259   5000 Hilltop-Needmore Road            Fuquay-Varina          Wake            NC           27526        159,949
   2.26   1400 East Kay Street                  Haysville              Sedgwick        KS           67060        138,369
  2.261   15 Old State Road                     Jonestown              Lebanon         PA           17038        135,830
  2.262   5600 Texoma Parkway                   Sherman                Grayson         TX           75090        124,405
  2.263   Wolcott Hollow Road & Route 220       Athens                 Bradford        PA           18840        121,866
  2.264   1928 East 47th Street South           Wichita                Sedgwick        KS           67216        115,519
  2.265   3847 Quarterhorse Road                House Springs          Jefferson       MO           63051        112,980
  2.266   1619 North Douglas Boulevard          Midwest City           Oklahoma        OK           73130        106,633
  2.267   910 North Oakview Drive               Midwest City           Oklahoma        OK           73110         85,052
  2.268   4625 South Seneca                     Wichita                Sedgwick        KS           67217         67,280
  2.269   4437 Sycamore Grove Road              Chambersburg           Franklin        PA           17201         62,202
   2.27   530 North US Highway 77               Douglass               Butler          KS           67039         60,933
  2.271   2111 Richardson Road                  Arnold                 Jefferson       MO           63010         59,029
  2.272   779 Route 9                           Gansevoort             Saratoga        NY           12831         58,394
  2.273   1909 South Anna                       Wichita                Sedgwick        KS           67209         52,047
  2.274   1010 West 44th Street South           Wichita                Sedgwick        KS           67217         24,119
      5   Various                               Various                Various         Various   Various      74,934,080
   5.01   15455 North 84th Street               Scottsdale             Maricopa        AZ           85260      8,359,646
   5.02   2800 West Broward Boulevard           Fort Lauderdale        Broward         FL           33312      6,925,907
   5.03   1040 North Azusa Avenue               Covina                 Los Angeles     CA           91722      6,869,956
   5.04   5390 Old National Highway             College Park           Fulton          GA           30349      5,371,275
   5.05   1240 East Monte Vista Ave             Vacaville              Solano          CA           95688      4,986,613
   5.06   594 Bearses Way                       Hyannis                Barnstable      MA            2601      4,800,777
   5.07   11552 Sw Pacific Hwy                  Tigard                 Washington      OR           97223      4,654,905
   5.08   8221 Grapevine Hwy                    North Richland Hills   Tarrant         TX           76180      4,388,140
   5.09   2801 Tulane Avenue                    New Orleans            Orleans         LA           70119      4,196,309
    5.1   1685 Gause Boulevard                  Slidell                Saint Tammany   LA           70458      3,915,555
   5.11   508 North Goldenrod Road              Orlando                Orange          FL           32807      3,427,984
   5.12   495 Shrewsbury Street                 Worcester              Worcester       MA            1604      3,409,001
   5.13   4725 Old Gettysburg                   Mechanicsburg          Cumberland      PA           17055      3,212,174
   5.14   5420 Grissom Road                     San Antonio            Bexar           TX           78238      3,170,211
   5.15   661 East Lambert Road                 La Habra               Orange          CA           90631      3,057,310
   5.16   8810 Abercorn Expressway              Savannah               Chatham         GA           31406      2,622,693
   5.17   10220 Old Katy Road                   Houston                Harris          TX           77043      1,565,623
     16   9914 Military Drive West              San Antonio            Bexar           TX           78251     23,000,000
     24   111 Western Avenue                    Augusta                Kennebec        ME           04330     19,600,000
     25   26811-26896 Bouquet Canyon Road       Santa Clarita          Los Angeles     CA           91350     19,500,000
     29   500 Lansdowne Road                    Fredericksburg         Spotsylvania    VA           22408     18,700,000
     30   5115 Spring Mountain Road             Las Vegas              Clark           NV           89146     18,350,000
     35   7025 Harbour View Boulevard           Suffolk                Suffolk         VA           23435     15,200,000
     36   159 Grand Street                      New York               New York        NY           10013     15,000,000
     50   2201-2219 North Elston Avenue         Chicago                Cook            IL           60614     12,000,000
     51   1931 Hospitality Drive                Lancaster              Lancaster       PA           17601     12,000,000
     60   SWC South 348 Street & SR 161         Federal Way            King            WA           98003     10,500,000
     61   875 West Los Angeles Avenue           Moorpark               Ventura         CA           93021     10,500,000
     62   706 Grayson Highway                   Lawrenceville          Gwinnett        GA           30045     10,000,000
     63   3575 Bridge Road                      Suffolk                Suffolk City    VA           23435     10,000,000
     76   198 & 200 Main Street                 Lewiston               Androscoggin    ME            4240      7,150,000
    125   701 Fairfax Pike                      Stephens City          Frederick       VA           22655      3,500,000
    126   814 Hempstead Avenue                  West Hempstead         Nassau          NY           11552      3,400,000
    127   3300 West Sixth Street                Los Angeles            Los Angeles     CA           90020      3,400,000
    133   70380 Highway 21                      Covington              St. Tammany     LA           70433      3,050,000

          Original      Monthly P&I Debt   Annual P&I Debt   Interest   Primary         Master          Trustee and
Loan #    Balance ($)   Service ($)        Service ($)       Rate %     Servicing Fee   Servicing Fee   Paying Agent Fee
-------   -----------   ----------------   ---------------   --------   -------------   -------------   ----------------
      1   335,000,000       1,972,347.73     23,668,172.76     5.8315           0.010           0.010            0.00085
   1.01    17,200,000
   1.02    17,170,000
   1.03    12,800,000
   1.04    11,400,000
   1.05     8,680,000
   1.06     7,200,000
   1.07     6,676,000
   1.08     6,410,000
   1.09     6,390,000
    1.1     6,240,000
   1.11     6,160,000
   1.12     5,840,000
   1.13     5,760,000
   1.14     5,760,000
   1.15     5,700,000
   1.16     5,700,000
   1.17     5,600,000
   1.18     5,480,000
   1.19     5,400,000
    1.2     5,360,000
   1.21     5,200,000
   1.22     5,200,000
   1.23     5,190,000
   1.24     5,100,000
   1.25     4,660,000
   1.26     4,520,000
   1.27     4,400,000
   1.28     4,380,000
   1.29     4,240,000
    1.3     4,240,000
   1.31     4,190,000
   1.32     4,150,000
   1.33     4,050,000
   1.34     4,000,000
   1.35     3,980,000
   1.36     3,970,000
   1.37     3,840,000
   1.38     3,770,000
   1.39     3,730,000
    1.4     3,600,000
   1.41     3,560,000
   1.42     3,470,000
   1.43     3,410,000
   1.44     3,320,000
   1.45     3,280,000
   1.46     3,270,000
   1.47     3,269,000
   1.48     3,230,000
   1.49     3,200,000
    1.5     3,160,000
   1.51     3,100,000
   1.52     3,010,000
   1.53     3,000,000
   1.54     2,960,000
   1.55     2,920,000
   1.56     2,800,000
   1.57     2,745,000
   1.58     2,730,000
   1.59     2,700,000
    1.6     2,680,000
   1.61     2,640,000
   1.62     2,620,000
   1.63     2,600,000
   1.64     2,550,000
   1.65     2,440,000
   1.66     2,380,000
   1.67     2,260,000
   1.68     2,240,000
   1.69     2,230,000
    1.7     2,160,000
   1.71     2,160,000
   1.72     1,940,000
   1.73     1,630,000
      2   250,000,000       1,379,082.91     16,548,994.92     6.5111           0.010           0.010            0.00085
      2   200,000,000       1,105,218.33     13,262,619.96     6.5226           0.010           0.010            0.00085
      2    50,000,000         273,864.58      3,286,374.96     6.4650           0.010           0.010            0.00085
  2.001     6,448,746
  2.002     4,623,294
  2.003     4,316,090
  2.004     3,810,854
  2.005     3,650,904
  2.006     3,541,733
  2.007     3,399,556
  2.008     3,121,549
  2.009     3,068,232
   2.01     2,895,589
  2.011     2,768,645
  2.012     2,654,395
  2.013     2,611,235
  2.014     2,552,840
  2.015     2,458,902
  2.016     2,342,114
  2.017     2,160,584
  2.018     2,031,101
  2.019     1,981,593
   2.02     1,967,629
  2.021     1,956,204
  2.022     1,938,432
  2.023     1,853,380
  2.024     1,847,033
  2.025     1,838,147
  2.026     1,796,255
  2.027     1,774,992
  2.028     1,675,659
  2.029     1,662,964
   2.03     1,635,036
  2.031     1,600,762
  2.032     1,579,181
  2.033     1,575,373
  2.034     1,552,523
  2.035     1,509,362
  2.036     1,495,398
  2.037     1,487,782
  2.038     1,487,782
  2.039     1,483,973
   2.04     1,454,776
  2.041     1,453,507
  2.042     1,447,160
  2.043     1,444,621
  2.044     1,437,004
  2.045     1,410,346
  2.046     1,409,076
  2.047     1,376,071
  2.048     1,367,185
  2.049     1,348,143
   2.05     1,345,605
  2.051     1,320,216
  2.052     1,307,521
  2.053     1,307,521
  2.054     1,301,174
  2.055     1,301,174
  2.056     1,288,480
  2.057     1,268,169
  2.058     1,263,091
  2.059     1,247,223
   2.06     1,221,200
  2.061     1,218,661
  2.062     1,218,661
  2.063     1,217,391
  2.064     1,216,122
  2.065     1,211,044
  2.066     1,211,044
  2.067     1,205,966
  2.068     1,195,811
  2.069     1,194,541
   2.07     1,192,003
  2.071     1,190,733
  2.072     1,188,194
  2.073     1,180,578
  2.074     1,178,039
  2.075     1,175,500
  2.076     1,158,997
  2.077     1,136,147
  2.078     1,129,800
  2.079     1,129,800
   2.08     1,127,261
  2.081     1,108,220
  2.082     1,100,603
  2.083     1,100,603
  2.084     1,094,256
  2.085     1,079,023
  2.086     1,066,328
  2.087     1,054,903
  2.088     1,053,634
  2.089     1,046,017
   2.09     1,026,976
  2.091     1,025,706
  2.092     1,025,706
  2.093     1,005,395
  2.094       993,335
  2.095       992,066
  2.096       985,084
  2.097       977,467
  2.098       963,504
  2.099       960,965
    2.1       959,695
  2.101       944,462
  2.102       928,594
  2.103       911,457
  2.104       903,840
  2.105       896,223
  2.106       896,223
  2.107       889,559
  2.108       882,260
  2.109       877,182
   2.11       875,912
  2.111       868,296
  2.112       867,026
  2.113       865,757
  2.114       860,679
  2.115       856,871
  2.116       853,063
  2.117       842,907
  2.118       833,069
  2.119       830,213
   2.12       817,518
  2.121       816,249
  2.122       812,440
  2.123       807,363
  2.124       801,016
  2.125       794,668
  2.126       792,129
  2.127       784,513
  2.128       783,243
  2.129       764,202
   2.13       762,932
  2.131       755,316
  2.132       754,046
  2.133       751,507
  2.134       746,430
  2.135       741,352
  2.136       732,466
  2.137       724,849
  2.138       721,041
  2.139       721,041
   2.14       715,963
  2.141       710,885
  2.142       700,730
  2.143       694,383
  2.144       684,227
  2.145       682,958
  2.146       660,108
  2.147       658,838
  2.148       658,838
  2.149       656,300
   2.15       648,683
  2.151       644,875
  2.152       641,066
  2.153       634,719
  2.154       629,641
  2.155       623,294
  2.156       619,486
  2.157       615,678
  2.158       600,444
  2.159       599,175
   2.16       597,905
  2.161       596,636
  2.162       591,558
  2.163       583,942
  2.164       582,672
  2.165       578,864
  2.166       575,056
  2.167       568,708
  2.168       568,708
  2.169       564,900
   2.17       563,631
  2.171       558,553
  2.172       550,936
  2.173       545,858
  2.174       544,589
  2.175       516,661
  2.176       515,392
  2.177       510,949
  2.178       506,506
  2.179       498,889
   2.18       497,620
  2.181       493,811
  2.182       486,195
  2.183       484,925
  2.184       483,656
  2.185       469,692
  2.186       456,998
  2.187       451,920
  2.188       449,381
  2.189       448,112
   2.19       444,303
  2.191       444,303
  2.192       441,130
  2.193       439,226
  2.194       435,417
  2.195       429,070
  2.196       427,801
  2.197       426,055
  2.198       425,262
  2.199       423,992
    2.2       423,992
  2.201       408,759
  2.202       397,334
  2.203       392,256
  2.204       389,718
  2.205       387,179
  2.206       387,179
  2.207       380,831
  2.208       378,293
  2.209       377,023
   2.21       370,676
  2.211       366,868
  2.212       364,329
  2.213       355,443
  2.214       351,634
  2.215       346,557
  2.216       326,246
  2.217       321,168
  2.218       318,629
  2.219       311,330
   2.22       311,012
  2.221       300,857
  2.222       298,318
  2.223       297,049
  2.224       291,971
  2.225       289,432
  2.226       275,468
  2.227       274,199
  2.228       267,851
  2.229       264,043
   2.23       261,504
  2.231       255,157
  2.232       242,463
  2.233       239,924
  2.234       233,577
  2.235       233,577
  2.236       231,038
  2.237       228,499
  2.238       220,882
  2.239       220,882
   2.24       218,819
  2.241       218,343
  2.242       217,074
  2.243       213,266
  2.244       211,996
  2.245       210,727
  2.246       210,727
  2.247       210,727
  2.248       210,727
  2.249       204,221
   2.25       203,110
  2.251       201,841
  2.252       201,206
  2.253       194,065
  2.254       190,416
  2.255       185,338
  2.256       184,386
  2.257       170,105
  2.258       166,296
  2.259       159,949
   2.26       138,369
  2.261       135,830
  2.262       124,405
  2.263       121,866
  2.264       115,519
  2.265       112,980
  2.266       106,633
  2.267        85,052
  2.268        67,280
  2.269        62,202
   2.27        60,933
  2.271        59,029
  2.272        58,394
  2.273        52,047
  2.274        24,119
      5    75,000,000         438,823.78      5,265,885.36     5.7740           0.010           0.010            0.00085
   5.01     8,367,000
   5.02     6,932,000
   5.03     6,876,000
   5.04     5,376,000
   5.05     4,991,000
   5.06     4,805,000
   5.07     4,659,000
   5.08     4,392,000
   5.09     4,200,000
    5.1     3,919,000
   5.11     3,431,000
   5.12     3,412,000
   5.13     3,215,000
   5.14     3,173,000
   5.15     3,060,000
   5.16     2,625,000
   5.17     1,567,000
     16    23,000,000         110,739.57      1,328,874.84     5.6830                           0.010            0.00085
     24    19,600,000          96,710.76      1,160,529.12     5.8240           0.010           0.010            0.00085
     25    19,500,000         106,129.83      1,273,557.96     6.4240           0.010           0.010            0.00085
     29    18,700,000          97,672.44      1,172,069.28     6.1650           0.010           0.010            0.00085
     30    18,350,000         102,996.00      1,235,952.00     5.8670           0.010           0.010            0.00085
     35    15,200,000          89,949.22      1,079,390.64     6.3190                           0.010            0.00085
     36    15,000,000          94,731.30      1,136,775.60     6.4920           0.010           0.010            0.00085
     50    12,000,000          80,844.99        970,139.88     6.4760           0.010           0.010            0.00085
     51    12,000,000          75,493.38        905,920.56     6.4550           0.010           0.010            0.00085
     60    10,500,000          65,375.91        784,510.92     6.3560           0.010           0.010            0.00085
     61    10,500,000          67,587.12        811,045.44     6.6760           0.010           0.010            0.00085
     62    10,000,000          62,871.77        754,461.24     6.4490           0.010           0.010            0.00085
     63    10,000,000          58,135.13        697,621.56     5.7150                           0.010            0.00085
     76     7,150,000          44,676.87        536,122.44     6.3900           0.010           0.010            0.00085
    125     3,500,000          20,774.04        249,288.48     6.3450           0.010           0.010            0.00085
    126     3,400,000          16,960.71        203,528.52     5.8880           0.010           0.010            0.00085
    127     3,400,000          21,752.59        261,031.08     6.6170           0.010           0.010            0.00085
    133     3,050,000          18,539.96        222,479.52     6.5540           0.010           0.010            0.00085

                                   Net
          Sub Servicin   Admin.    Mortgage
Loan #    Fee Rate       Fee %     Rate %
-------   ------------   -------   --------   ----------   ----   --   ----   -------------------   ---   ---   -------------   ---
      1                  0.02085    5.81065   Actual/360    120    8    118   6/8/2017              360   360   Fee
   1.01                                                                                                         Fee
   1.02                                                                                                         Fee
   1.03                                                                                                         Fee
   1.04                                                                                                         Fee
   1.05                                                                                                         Fee
   1.06                                                                                                         Fee
   1.07                                                                                                         Fee
   1.08                                                                                                         Fee
   1.09                                                                                                         Fee
    1.1                                                                                                         Fee
   1.11                                                                                                         Fee
   1.12                                                                                                         Fee
   1.13                                                                                                         Fee
   1.14                                                                                                         Fee
   1.15                                                                                                         Fee
   1.16                                                                                                         Fee
   1.17                                                                                                         Fee
   1.18                                                                                                         Fee
   1.19                                                                                                         Fee
    1.2                                                                                                         Fee
   1.21                                                                                                         Fee
   1.22                                                                                                         Fee
   1.23                                                                                                         Fee
   1.24                                                                                                         Fee
   1.25                                                                                                         Fee
   1.26                                                                                                         Fee
   1.27                                                                                                         Fee
   1.28                                                                                                         Fee
   1.29                                                                                                         Fee
    1.3                                                                                                         Fee
   1.31                                                                                                         Fee
   1.32                                                                                                         Fee
   1.33                                                                                                         Fee
   1.34                                                                                                         Fee
   1.35                                                                                                         Fee
   1.36                                                                                                         Fee
   1.37                                                                                                         Fee
   1.38                                                                                                         Fee
   1.39                                                                                                         Fee
    1.4                                                                                                         Fee
   1.41                                                                                                         Fee
   1.42                                                                                                         Fee
   1.43                                                                                                         Fee
   1.44                                                                                                         Fee
   1.45                                                                                                         Fee
   1.46                                                                                                         Fee
   1.47                                                                                                         Fee
   1.48                                                                                                         Fee
   1.49                                                                                                         Fee
    1.5                                                                                                         Fee
   1.51                                                                                                         Fee
   1.52                                                                                                         Fee
   1.53                                                                                                         Fee
   1.54                                                                                                         Fee
   1.55                                                                                                         Fee
   1.56                                                                                                         Fee
   1.57                                                                                                         Fee
   1.58                                                                                                         Fee
   1.59                                                                                                         Fee
    1.6                                                                                                         Fee
   1.61                                                                                                         Fee
   1.62                                                                                                         Fee
   1.63                                                                                                         Fee
   1.64                                                                                                         Fee
   1.65                                                                                                         Fee
   1.66                                                                                                         Fee
   1.67                                                                                                         Fee
   1.68                                                                                                         Fee
   1.69                                                                                                         Fee
    1.7                                                                                                         Fee
   1.71                                                                                                         Fee
   1.72                                                                                                         Fee
   1.73                                                                                                         Fee
      2                  0.02085    6.49023   Actual/360   91.2    1   91.2   8/1/2014 - 8/1/2017     0     0   Fee/Leasehold
      2                  0.02085    6.50175   Actual/360     84    1     84   8/1/2014                0     0   Fee/Leasehold
      2                  0.02085    6.44415   Actual/360    120    1    120   8/1/2017                0     0   Fee/Leasehold
  2.001                                                                                                         Fee
  2.002                                                                                                         Fee
  2.003                                                                                                         Fee
  2.004                                                                                                         Fee
  2.005                                                                                                         Fee
  2.006                                                                                                         Fee
  2.007                                                                                                         Fee
  2.008                                                                                                         Fee
  2.009                                                                                                         Fee
   2.01                                                                                                         Fee
  2.011                                                                                                         Fee
  2.012                                                                                                         Fee
  2.013                                                                                                         Fee
  2.014                                                                                                         Fee
  2.015                                                                                                         Fee
  2.016                                                                                                         Fee
  2.017                                                                                                         Fee
  2.018                                                                                                         Fee
  2.019                                                                                                         Fee
   2.02                                                                                                         Fee
  2.021                                                                                                         Fee
  2.022                                                                                                         Fee
  2.023                                                                                                         Fee
  2.024                                                                                                         Fee
  2.025                                                                                                         Fee
  2.026                                                                                                         Fee
  2.027                                                                                                         Fee
  2.028                                                                                                         Fee
  2.029                                                                                                         Fee
   2.03                                                                                                         Fee
  2.031                                                                                                         Fee
  2.032                                                                                                         Fee
  2.033                                                                                                         Fee
  2.034                                                                                                         Fee
  2.035                                                                                                         Fee
  2.036                                                                                                         Fee
  2.037                                                                                                         Fee
  2.038                                                                                                         Fee
  2.039                                                                                                         Fee
   2.04                                                                                                         Fee
  2.041                                                                                                         Fee
  2.042                                                                                                         Fee
  2.043                                                                                                         Fee
  2.044                                                                                                         Fee
  2.045                                                                                                         Fee
  2.046                                                                                                         Fee
  2.047                                                                                                         Fee
  2.048                                                                                                         Fee
  2.049                                                                                                         Fee
   2.05                                                                                                         Fee
  2.051                                                                                                         Fee
  2.052                                                                                                         Fee
  2.053                                                                                                         Fee
  2.054                                                                                                         Fee
  2.055                                                                                                         Fee
  2.056                                                                                                         Fee
  2.057                                                                                                         Fee
  2.058                                                                                                         Fee
  2.059                                                                                                         Fee
   2.06                                                                                                         Fee
  2.061                                                                                                         Fee
  2.062                                                                                                         Fee
  2.063                                                                                                         Fee
  2.064                                                                                                         Fee
  2.065                                                                                                         Fee
  2.066                                                                                                         Fee
  2.067                                                                                                         Fee
  2.068                                                                                                         Fee
  2.069                                                                                                         Fee
   2.07                                                                                                         Fee
  2.071                                                                                                         Fee
  2.072                                                                                                         Fee
  2.073                                                                                                         Fee
  2.074                                                                                                         Fee
  2.075                                                                                                         Fee
  2.076                                                                                                         Fee
  2.077                                                                                                         Fee
  2.078                                                                                                         Fee
  2.079                                                                                                         Fee
   2.08                                                                                                         Fee
  2.081                                                                                                         Fee
  2.082                                                                                                         Fee
  2.083                                                                                                         Fee
  2.084                                                                                                         Fee
  2.085                                                                                                         Fee
  2.086                                                                                                         Fee
  2.087                                                                                                         Fee
  2.088                                                                                                         Fee
  2.089                                                                                                         Fee
   2.09                                                                                                         Fee
  2.091                                                                                                         Fee
  2.092                                                                                                         Fee
  2.093                                                                                                         Fee
  2.094                                                                                                         Fee
  2.095                                                                                                         Fee
  2.096                                                                                                         Fee
  2.097                                                                                                         Fee
  2.098                                                                                                         Fee
  2.099                                                                                                         Fee
    2.1                                                                                                         Fee
  2.101                                                                                                         Fee
  2.102                                                                                                         Fee
  2.103                                                                                                         Fee
  2.104                                                                                                         Fee
  2.105                                                                                                         Fee
  2.106                                                                                                         Fee
  2.107                                                                                                         Fee
  2.108                                                                                                         Fee
  2.109                                                                                                         Fee
   2.11                                                                                                         Fee
  2.111                                                                                                         Fee
  2.112                                                                                                         Fee
  2.113                                                                                                         Fee
  2.114                                                                                                         Fee
  2.115                                                                                                         Fee
  2.116                                                                                                         Fee
  2.117                                                                                                         Fee
  2.118                                                                                                         Fee
  2.119                                                                                                         Fee
   2.12                                                                                                         Fee
  2.121                                                                                                         Fee
  2.122                                                                                                         Fee
  2.123                                                                                                         Fee
  2.124                                                                                                         Fee
  2.125                                                                                                         Fee
  2.126                                                                                                         Fee
  2.127                                                                                                         Fee
  2.128                                                                                                         Fee
  2.129                                                                                                         Fee
   2.13                                                                                                         Fee
  2.131                                                                                                         Fee
  2.132                                                                                                         Fee
  2.133                                                                                                         Fee
  2.134                                                                                                         Fee
  2.135                                                                                                         Fee
  2.136                                                                                                         Fee
  2.137                                                                                                         Fee
  2.138                                                                                                         Fee
  2.139                                                                                                         Fee
   2.14                                                                                                         Fee
  2.141                                                                                                         Fee
  2.142                                                                                                         Fee
  2.143                                                                                                         Fee
  2.144                                                                                                         Fee
  2.145                                                                                                         Fee
  2.146                                                                                                         Fee
  2.147                                                                                                         Fee
  2.148                                                                                                         Fee
  2.149                                                                                                         Fee
   2.15                                                                                                         Fee
  2.151                                                                                                         Fee
  2.152                                                                                                         Fee
  2.153                                                                                                         Fee
  2.154                                                                                                         Fee
  2.155                                                                                                         Fee
  2.156                                                                                                         Fee
  2.157                                                                                                         Fee
  2.158                                                                                                         Fee
  2.159                                                                                                         Fee
   2.16                                                                                                         Fee
  2.161                                                                                                         Fee
  2.162                                                                                                         Fee
  2.163                                                                                                         Fee
  2.164                                                                                                         Fee
  2.165                                                                                                         Leasehold
  2.166                                                                                                         Fee
  2.167                                                                                                         Fee
  2.168                                                                                                         Fee
  2.169                                                                                                         Fee
   2.17                                                                                                         Fee
  2.171                                                                                                         Fee
  2.172                                                                                                         Fee
  2.173                                                                                                         Fee
  2.174                                                                                                         Fee
  2.175                                                                                                         Fee
  2.176                                                                                                         Fee
  2.177                                                                                                         Fee
  2.178                                                                                                         Fee
  2.179                                                                                                         Fee
   2.18                                                                                                         Fee
  2.181                                                                                                         Fee
  2.182                                                                                                         Fee
  2.183                                                                                                         Fee
  2.184                                                                                                         Fee
  2.185                                                                                                         Fee
  2.186                                                                                                         Fee
  2.187                                                                                                         Fee
  2.188                                                                                                         Fee
  2.189                                                                                                         Fee
   2.19                                                                                                         Fee
  2.191                                                                                                         Fee
  2.192                                                                                                         Fee
  2.193                                                                                                         Fee
  2.194                                                                                                         Fee
  2.195                                                                                                         Fee
  2.196                                                                                                         Fee
  2.197                                                                                                         Fee
  2.198                                                                                                         Fee
  2.199                                                                                                         Fee
    2.2                                                                                                         Fee
  2.201                                                                                                         Fee
  2.202                                                                                                         Fee
  2.203                                                                                                         Fee
  2.204                                                                                                         Fee
  2.205                                                                                                         Fee
  2.206                                                                                                         Fee
  2.207                                                                                                         Fee
  2.208                                                                                                         Fee
  2.209                                                                                                         Fee
   2.21                                                                                                         Fee
  2.211                                                                                                         Fee
  2.212                                                                                                         Fee
  2.213                                                                                                         Fee
  2.214                                                                                                         Fee
  2.215                                                                                                         Fee
  2.216                                                                                                         Fee
  2.217                                                                                                         Fee
  2.218                                                                                                         Fee
  2.219                                                                                                         Fee
   2.22                                                                                                         Fee
  2.221                                                                                                         Fee
  2.222                                                                                                         Fee
  2.223                                                                                                         Fee
  2.224                                                                                                         Fee
  2.225                                                                                                         Fee
  2.226                                                                                                         Fee
  2.227                                                                                                         Fee
  2.228                                                                                                         Fee
  2.229                                                                                                         Fee
   2.23                                                                                                         Fee
  2.231                                                                                                         Fee
  2.232                                                                                                         Fee
  2.233                                                                                                         Fee
  2.234                                                                                                         Fee
  2.235                                                                                                         Fee
  2.236                                                                                                         Fee
  2.237                                                                                                         Fee
  2.238                                                                                                         Fee
  2.239                                                                                                         Fee
   2.24                                                                                                         Fee
  2.241                                                                                                         Fee
  2.242                                                                                                         Fee
  2.243                                                                                                         Fee
  2.244                                                                                                         Fee
  2.245                                                                                                         Fee
  2.246                                                                                                         Fee
  2.247                                                                                                         Fee
  2.248                                                                                                         Fee
  2.249                                                                                                         Fee
   2.25                                                                                                         Fee
  2.251                                                                                                         Fee
  2.252                                                                                                         Fee
  2.253                                                                                                         Fee
  2.254                                                                                                         Fee
  2.255                                                                                                         Fee
  2.256                                                                                                         Fee
  2.257                                                                                                         Fee
  2.258                                                                                                         Fee
  2.259                                                                                                         Fee
   2.26                                                                                                         Fee
  2.261                                                                                                         Fee
  2.262                                                                                                         Fee
  2.263                                                                                                         Fee
  2.264                                                                                                         Fee
  2.265                                                                                                         Fee
  2.266                                                                                                         Fee
  2.267                                                                                                         Fee
  2.268                                                                                                         Fee
  2.269                                                                                                         Fee
   2.27                                                                                                         Fee
  2.271                                                                                                         Fee
  2.272                                                                                                         Fee
  2.273                                                                                                         Fee
  2.274                                                                                                         Fee
      5                  0.02085    5.75315   Actual/360    120    8    119   7/8/2017              360   359   Fee             Yes
   5.01                                                                                                         Fee
   5.02                                                                                                         Fee
   5.03                                                                                                         Fee
   5.04                                                                                                         Fee
   5.05                                                                                                         Fee
   5.06                                                                                                         Fee
   5.07                                                                                                         Fee
   5.08                                                                                                         Fee
   5.09                                                                                                         Fee
    5.1                                                                                                         Fee
   5.11                                                                                                         Fee
   5.12                                                                                                         Fee
   5.13                                                                                                         Fee
   5.14                                                                                                         Fee
   5.15                                                                                                         Fee
   5.16                                                                                                         Fee
   5.17                                                                                                         Fee
     16         0.0150   0.02585    5.65715   Actual/360    120    8    120   8/8/2017                0     0   Fee
     24                  0.02085    5.80315   Actual/360    120    5    115   3/5/2017                0     0   Fee
     25                  0.02085    6.40315   Actual/360    120    8    120   8/8/2017                0     0   Fee
     29                  0.02085    6.14415   Actual/360    120    8    119   7/8/2017                0     0   Fee
     30                  0.02085    5.84615   Actual/360    120    8    119   7/8/2017              420   420   Fee
     35         0.0400   0.05085    6.26815   Actual/360    120    8    120   8/8/2017              420   420   Fee
     36                  0.02085    6.47115   Actual/360    120    8    120   8/8/2017              360   360   Fee
     50                  0.02085    6.45515   Actual/360    120    8    120   8/8/2017              300   300   Fee
     51                  0.02085    6.43415   Actual/360    120    8    120   8/8/2017              360   360   Fee
     60                  0.02085    6.33515   Actual/360    120    8    120   8/8/2017              360   360   Fee
     61                  0.02085    6.65515   Actual/360    120    8    120   8/8/2017              360   360   Fee
     62                  0.02085    6.42815   Actual/360    120    8    120   8/8/2017              360   360   Fee
     63         0.0800   0.09085    5.62415   Actual/360    120    8    120   8/8/2017              360   360   Fee
     76                  0.02085    6.36915   Actual/360    120    8    120   8/8/2017              360   360   Fee
    125                  0.02085    6.32415   Actual/360    120    8    120   8/8/2017              420   420   Fee
    126                  0.02085    5.86715   Actual/360    120    8    120   8/8/2017                0     0   Fee
    127                  0.02085    6.59615   Actual/360    120    8    120   8/8/2017              360   360   Fee
    133                  0.02085    6.53315   Actual/360    120    8    120   8/8/2017              420   420   Fee

Loan #
-------   --   ----------------------------------------------------------------   --   --   ------   --
           1                                                                      No          Yes
   1.01        No
   1.02        No
   1.03        No
   1.04        No
   1.05        No
   1.06        No
   1.07        No
   1.08        No
   1.09        No
    1.1        No
   1.11        No
   1.12        No
   1.13        No
   1.14        No
   1.15        No
   1.16        No
   1.17        No
   1.18        No
   1.19        No
    1.2        No
   1.21        No
   1.22        No
   1.23        No
   1.24        No
   1.25        No
   1.26        No
   1.27        No
   1.28        No
   1.29        No
    1.3        No
   1.31        No
   1.32        No
   1.33        No
   1.34        No
   1.35        No
   1.36        No
   1.37        No
   1.38        No
   1.39        No
    1.4        No
   1.41        No
   1.42        No
   1.43        No
   1.44        No
   1.45        No
   1.46        No
   1.47        No
   1.48        No
   1.49        No
    1.5        No
   1.51        No
   1.52        No
   1.53        No
   1.54        No
   1.55        No
   1.56        No
   1.57        No
   1.58        No
   1.59        No
    1.6        No
   1.61        No
   1.62        No
   1.63        No
   1.64        No
   1.65        No
   1.66        No
   1.67        No
   1.68        No
   1.69        No
    1.7        No
   1.71        No
   1.72        No
   1.73        No
           2                                                                      No          Yes
      2        No                                                                                0    0
      2        No                                                                  0    0        0    0
  2.001        No
  2.002        No
  2.003        No
  2.004        No
  2.005        No
  2.006        No
  2.007        No
  2.008        No
  2.009        No
   2.01        No
  2.011        No
  2.012        No
  2.013        No
  2.014        No
  2.015        No
  2.016        No
  2.017        No
  2.018        No
  2.019        No
   2.02        No
  2.021        No
  2.022        No
  2.023        No
  2.024        No
  2.025        No
  2.026        No
  2.027        No
  2.028        No
  2.029        No
   2.03        No
  2.031        No
  2.032        No
  2.033        No
  2.034        No
  2.035        No
  2.036        No
  2.037        No
  2.038        No
  2.039        No
   2.04        No
  2.041        No
  2.042        No
  2.043        No
  2.044        No
  2.045        No
  2.046        No
  2.047        No
  2.048        No
  2.049        No
   2.05        No
  2.051        No
  2.052        No
  2.053        No
  2.054        No
  2.055        No
  2.056        No
  2.057        No
  2.058        No
  2.059        No
   2.06        No
  2.061        No
  2.062        No
  2.063        No
  2.064        No
  2.065        No
  2.066        No
  2.067        No
  2.068        No
  2.069        No
   2.07        No
  2.071        No
  2.072        No
  2.073        No
  2.074        No
  2.075        No
  2.076        No
  2.077        No
  2.078        No
  2.079        No
   2.08        No
  2.081        No
  2.082        No
  2.083        No
  2.084        No
  2.085        No
  2.086        No
  2.087        No
  2.088        No
  2.089        No
   2.09        No
  2.091        No
  2.092        No
  2.093        No
  2.094        No
  2.095        No
  2.096        No
  2.097        No
  2.098        No
  2.099        No
    2.1        No
  2.101        No
  2.102        No
  2.103        No
  2.104        No
  2.105        No
  2.106        No
  2.107        No
  2.108        No
  2.109        No
   2.11        No
  2.111        No
  2.112        No
  2.113        No
  2.114        No
  2.115        No
  2.116        No
  2.117        No
  2.118        No
  2.119        No
   2.12        No
  2.121        No
  2.122        No
  2.123        No
  2.124        No
  2.125        No
  2.126        No
  2.127        No
  2.128        No
  2.129        No
   2.13        No
  2.131        No
  2.132        No
  2.133        No
  2.134        No
  2.135        No
  2.136        No
  2.137        No
  2.138        No
  2.139        No
   2.14        No
  2.141        No
  2.142        No
  2.143        No
  2.144        No
  2.145        No
  2.146        No
  2.147        No
  2.148        No
  2.149        No
   2.15        No
  2.151        No
  2.152        No
  2.153        No
  2.154        No
  2.155        No
  2.156        No
  2.157        No
  2.158        No
  2.159        No
   2.16        No
  2.161        No
  2.162        No
  2.163        No
  2.164        No
  2.165        No
  2.166        No
  2.167        No
  2.168        No
  2.169        No
   2.17        No
  2.171        No
  2.172        No
  2.173        No
  2.174        No
  2.175        No
  2.176        No
  2.177        No
  2.178        No
  2.179        No
   2.18        No
  2.181        No
  2.182        No
  2.183        No
  2.184        No
  2.185        No
  2.186        No
  2.187        No
  2.188        No
  2.189        No
   2.19        No
  2.191        No
  2.192        No
  2.193        No
  2.194        No
  2.195        No
  2.196        No
  2.197        No
  2.198        No
  2.199        No
    2.2        No
  2.201        No
  2.202        No
  2.203        No
  2.204        No
  2.205        No
  2.206        No
  2.207        No
  2.208        No
  2.209        No
   2.21        No
  2.211        No
  2.212        No
  2.213        No
  2.214        No
  2.215        No
  2.216        No
  2.217        No
  2.218        No
  2.219        No
   2.22        No
  2.221        No
  2.222        No
  2.223        No
  2.224        No
  2.225        No
  2.226        No
  2.227        No
  2.228        No
  2.229        No
   2.23        No
  2.231        No
  2.232        No
  2.233        No
  2.234        No
  2.235        No
  2.236        No
  2.237        No
  2.238        No
  2.239        No
   2.24        No
  2.241        No
  2.242        No
  2.243        No
  2.244        No
  2.245        No
  2.246        No
  2.247        No
  2.248        No
  2.249        No
   2.25        No
  2.251        No
  2.252        No
  2.253        No
  2.254        No
  2.255        No
  2.256        No
  2.257        No
  2.258        No
  2.259        No
   2.26        No
  2.261        No
  2.262        No
  2.263        No
  2.264        No
  2.265        No
  2.266        No
  2.267        No
  2.268        No
  2.269        No
   2.27        No
  2.271        No
  2.272        No
  2.273        No
  2.274        No
           5   Greater of Initial interest rate plus 2% or the Treasury plus 2%   No          Yes
   5.01        No
   5.02        No
   5.03        No
   5.04        No
   5.05        No
   5.06        No
   5.07        No
   5.08        No
   5.09        No
    5.1        No
   5.11        No
   5.12        No
   5.13        No
   5.14        No
   5.15        No
   5.16        No
   5.17        No
     16        No
     24        No
     25        No
     29        No
     30        No
     35        No
     36        No
     50        No
     51        No
     60        No
     61        No
     62        No
     63        No
     76        No
    125        No
    126        No
    127        No
    133        No

Loan #
-------   -------------------------------   ---------   -------   ---------   -------   ---------   ---------   ---------   -------
      1   Hard                                          413,533                         2,661,941   1,472,067      56,563   148,958
   1.01
   1.02
   1.03
   1.04
   1.05
   1.06
   1.07
   1.08
   1.09
    1.1
   1.11
   1.12
   1.13
   1.14
   1.15
   1.16
   1.17
   1.18
   1.19
    1.2
   1.21
   1.22
   1.23
   1.24
   1.25
   1.26
   1.27
   1.28
   1.29
    1.3
   1.31
   1.32
   1.33
   1.34
   1.35
   1.36
   1.37
   1.38
   1.39
    1.4
   1.41
   1.42
   1.43
   1.44
   1.45
   1.46
   1.47
   1.48
   1.49
    1.5
   1.51
   1.52
   1.53
   1.54
   1.55
   1.56
   1.57
   1.58
   1.59
    1.6
   1.61
   1.62
   1.63
   1.64
   1.65
   1.66
   1.67
   1.68
   1.69
    1.7
   1.71
   1.72
   1.73
      2   Hard                                          536,646   2,238,167             6,933,000     684,275   1,370,644   238,167
      2
      2
  2.001
  2.002
  2.003
  2.004
  2.005
  2.006
  2.007
  2.008
  2.009
   2.01
  2.011
  2.012
  2.013
  2.014
  2.015
  2.016
  2.017
  2.018
  2.019
   2.02
  2.021
  2.022
  2.023
  2.024
  2.025
  2.026
  2.027
  2.028
  2.029
   2.03
  2.031
  2.032
  2.033
  2.034
  2.035
  2.036
  2.037
  2.038
  2.039
   2.04
  2.041
  2.042
  2.043
  2.044
  2.045
  2.046
  2.047
  2.048
  2.049
   2.05
  2.051
  2.052
  2.053
  2.054
  2.055
  2.056
  2.057
  2.058
  2.059
   2.06
  2.061
  2.062
  2.063
  2.064
  2.065
  2.066
  2.067
  2.068
  2.069
   2.07
  2.071
  2.072
  2.073
  2.074
  2.075
  2.076
  2.077
  2.078
  2.079
   2.08
  2.081
  2.082
  2.083
  2.084
  2.085
  2.086
  2.087
  2.088
  2.089
   2.09
  2.091
  2.092
  2.093
  2.094
  2.095
  2.096
  2.097
  2.098
  2.099
    2.1
  2.101
  2.102
  2.103
  2.104
  2.105
  2.106
  2.107
  2.108
  2.109
   2.11
  2.111
  2.112
  2.113
  2.114
  2.115
  2.116
  2.117
  2.118
  2.119
   2.12
  2.121
  2.122
  2.123
  2.124
  2.125
  2.126
  2.127
  2.128
  2.129
   2.13
  2.131
  2.132
  2.133
  2.134
  2.135
  2.136
  2.137
  2.138
  2.139
   2.14
  2.141
  2.142
  2.143
  2.144
  2.145
  2.146
  2.147
  2.148
  2.149
   2.15
  2.151
  2.152
  2.153
  2.154
  2.155
  2.156
  2.157
  2.158
  2.159
   2.16
  2.161
  2.162
  2.163
  2.164
  2.165
  2.166
  2.167
  2.168
  2.169
   2.17
  2.171
  2.172
  2.173
  2.174
  2.175
  2.176
  2.177
  2.178
  2.179
   2.18
  2.181
  2.182
  2.183
  2.184
  2.185
  2.186
  2.187
  2.188
  2.189
   2.19
  2.191
  2.192
  2.193
  2.194
  2.195
  2.196
  2.197
  2.198
  2.199
    2.2
  2.201
  2.202
  2.203
  2.204
  2.205
  2.206
  2.207
  2.208
  2.209
   2.21
  2.211
  2.212
  2.213
  2.214
  2.215
  2.216
  2.217
  2.218
  2.219
   2.22
  2.221
  2.222
  2.223
  2.224
  2.225
  2.226
  2.227
  2.228
  2.229
   2.23
  2.231
  2.232
  2.233
  2.234
  2.235
  2.236
  2.237
  2.238
  2.239
   2.24
  2.241
  2.242
  2.243
  2.244
  2.245
  2.246
  2.247
  2.248
  2.249
   2.25
  2.251
  2.252
  2.253
  2.254
  2.255
  2.256
  2.257
  2.258
  2.259
   2.26
  2.261
  2.262
  2.263
  2.264
  2.265
  2.266
  2.267
  2.268
  2.269
   2.27
  2.271
  2.272
  2.273
  2.274
      5   Soft                                          438,400      72,110               511,000      38,804   1,005,300
   5.01
   5.02
   5.03
   5.04
   5.05
   5.06
   5.07
   5.08
   5.09
    5.1
   5.11
   5.12
   5.13
   5.14
   5.15
   5.16
   5.17
     16                                                                                                            60,000
     24   Hard                              1,163,370                         440,103                  20,500                 2,624
     25                                                 650,000               250,000     109,319                  32,744     1,907
     29   Hard
     30                                                                                    13,440                  21,605       971
     35   None at Closing, Springing Hard
     36   Hard                                            4,375                            32,345       5,007                10,716
     50                                                  19,375                                         3,101                 1,746
     51                                                                                                                       7,795
     60                                                                                                 9,160     708,860       404
     61                                       500,000                                      65,643       1,354     500,000       766
     62                                                                                    21,856       2,640
     63                                       600,000                                      10,249       7,013     708,350       650
     76                                                                                    56,714       1,026      50,000       980
    125   Hard                                           28,000                                           525
    126   Hard                                                                                                                  152
    127                                       550,000                                      31,879                 550,000       116
    133                                                                                     2,299       1,029

Loan #
-------   ---------   ------   -------   ---------   -------   --   --   -----------------------------------
      1                                    380,277   163,563         0                                     0
   1.01
   1.02
   1.03
   1.04
   1.05
   1.06
   1.07
   1.08
   1.09
    1.1
   1.11
   1.12
   1.13
   1.14
   1.15
   1.16
   1.17
   1.18
   1.19
    1.2
   1.21
   1.22
   1.23
   1.24
   1.25
   1.26
   1.27
   1.28
   1.29
    1.3
   1.31
   1.32
   1.33
   1.34
   1.35
   1.36
   1.37
   1.38
   1.39
    1.4
   1.41
   1.42
   1.43
   1.44
   1.45
   1.46
   1.47
   1.48
   1.49
    1.5
   1.51
   1.52
   1.53
   1.54
   1.55
   1.56
   1.57
   1.58
   1.59
    1.6
   1.61
   1.62
   1.63
   1.64
   1.65
   1.66
   1.67
   1.68
   1.69
    1.7
   1.71
   1.72
   1.73
      2   2,858,250                      1,218,340                   0                                     0
      2                                                              0                                     0
      2                                                              0                                     0
  2.001
  2.002
  2.003
  2.004
  2.005
  2.006
  2.007
  2.008
  2.009
   2.01
  2.011
  2.012
  2.013
  2.014
  2.015
  2.016
  2.017
  2.018
  2.019
   2.02
  2.021
  2.022
  2.023
  2.024
  2.025
  2.026
  2.027
  2.028
  2.029
   2.03
  2.031
  2.032
  2.033
  2.034
  2.035
  2.036
  2.037
  2.038
  2.039
   2.04
  2.041
  2.042
  2.043
  2.044
  2.045
  2.046
  2.047
  2.048
  2.049
   2.05
  2.051
  2.052
  2.053
  2.054
  2.055
  2.056
  2.057
  2.058
  2.059
   2.06
  2.061
  2.062
  2.063
  2.064
  2.065
  2.066
  2.067
  2.068
  2.069
   2.07
  2.071
  2.072
  2.073
  2.074
  2.075
  2.076
  2.077
  2.078
  2.079
   2.08
  2.081
  2.082
  2.083
  2.084
  2.085
  2.086
  2.087
  2.088
  2.089
   2.09
  2.091
  2.092
  2.093
  2.094
  2.095
  2.096
  2.097
  2.098
  2.099
    2.1
  2.101
  2.102
  2.103
  2.104
  2.105
  2.106
  2.107
  2.108
  2.109
   2.11
  2.111
  2.112
  2.113
  2.114
  2.115
  2.116
  2.117
  2.118
  2.119
   2.12
  2.121
  2.122
  2.123
  2.124
  2.125
  2.126
  2.127
  2.128
  2.129
   2.13
  2.131
  2.132
  2.133
  2.134
  2.135
  2.136
  2.137
  2.138
  2.139
   2.14
  2.141
  2.142
  2.143
  2.144
  2.145
  2.146
  2.147
  2.148
  2.149
   2.15
  2.151
  2.152
  2.153
  2.154
  2.155
  2.156
  2.157
  2.158
  2.159
   2.16
  2.161
  2.162
  2.163
  2.164
  2.165
  2.166
  2.167
  2.168
  2.169
   2.17
  2.171
  2.172
  2.173
  2.174
  2.175
  2.176
  2.177
  2.178
  2.179
   2.18
  2.181
  2.182
  2.183
  2.184
  2.185
  2.186
  2.187
  2.188
  2.189
   2.19
  2.191
  2.192
  2.193
  2.194
  2.195
  2.196
  2.197
  2.198
  2.199
    2.2
  2.201
  2.202
  2.203
  2.204
  2.205
  2.206
  2.207
  2.208
  2.209
   2.21
  2.211
  2.212
  2.213
  2.214
  2.215
  2.216
  2.217
  2.218
  2.219
   2.22
  2.221
  2.222
  2.223
  2.224
  2.225
  2.226
  2.227
  2.228
  2.229
   2.23
  2.231
  2.232
  2.233
  2.234
  2.235
  2.236
  2.237
  2.238
  2.239
   2.24
  2.241
  2.242
  2.243
  2.244
  2.245
  2.246
  2.247
  2.248
  2.249
   2.25
  2.251
  2.252
  2.253
  2.254
  2.255
  2.256
  2.257
  2.258
  2.259
   2.26
  2.261
  2.262
  2.263
  2.264
  2.265
  2.266
  2.267
  2.268
  2.269
   2.27
  2.271
  2.272
  2.273
  2.274
      5                                                              0                                     0
   5.01
   5.02
   5.03
   5.04
   5.05
   5.06
   5.07
   5.08
   5.09
    5.1
   5.11
   5.12
   5.13
   5.14
   5.15
   5.16
   5.17
     16                                                              0   5 (once during any 12 month period)
     24                9,536   343,282      22,594     2,563         3                                     3
     25                        250,000      21,864                   0                                     0
     29                                                              0                                     0
     30               23,333   233,330      13,440                   0                                     0
     35                7,683   276,604      14,164       536         0                                     0
     36                                     16,173     5,007         0                                     0
     50                8,731   307,327       6,882     3,101         0                                     0
     51     250,000                                                  0                                     0
     60      14,533    2,000   120,000       3,002     3,053         0                                     0
     61                                      9,378     1,354         0                                     0
     62                1,767    63,600       5,464       440         0                                     0
     63                                      5,125     1,002         0                                     0
     76                1,106                11,343     1,026         0                                     0
    125                                                  263         0                                     0
    126                                                              0                                     0
    127       4,184      900    55,000                               0                                     0
    133                  996    47,804         287     1,029         0                                     0